                                                                    EXHIBIT 10.1



================================================================================


                                LAMAR MEDIA CORP.
                  (formerly known as Lamar Advertising Company)


                          -----------------------------



                                CREDIT AGREEMENT



                           Dated as of August 13, 1999


                         ------------------------------



                              CHASE SECURITIES INC.
                        as Lead Arranger and Book Manager



                            THE CHASE MANHATTAN BANK
                             as Administrative Agent

                      FLEET BANK, FIRST UNION NATIONAL BANK
                     and THE FIRST NATIONAL BANK OF CHICAGO
                           as Co-Documentation Agents


================================================================================

                                TABLE OF CONTENTS

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                                                     ARTICLE I

                                                    Definitions

         SECTION 1.01.  Defined Terms.............................................................................1
         SECTION 1.02.  Classification of Loans and Borrowings...................................................24
         SECTION 1.03.  Terms Generally..........................................................................24
         SECTION 1.04.  Accounting Terms; GAAP...................................................................24
         SECTION 1.05.  Subsidiaries; Designation of Unrestricted Subsidiaries...................................25

                                                     ARTICLE II

                                                    The Credits

         SECTION 2.01.  Commitments..............................................................................26
         SECTION 2.02.  Loans and Borrowings.....................................................................27
         SECTION 2.03.  Requests for Borrowings..................................................................28
         SECTION 2.04.  Letters of Credit........................................................................29
         SECTION 2.05.  Funding of Borrowings....................................................................33
         SECTION 2.06.  Interest Elections.......................................................................33
         SECTION 2.07.  Termination and Reduction of Commitments.................................................35
         SECTION 2.08.  Repayment of Loans; Evidence of Debt.....................................................36
         SECTION 2.09.  Prepayment of Loans......................................................................39
         SECTION 2.10.  Fees.....................................................................................42
         SECTION 2.11.  Interest.................................................................................44
         SECTION 2.12.  Alternate Rate of Interest...............................................................44
         SECTION 2.13.  Increased Costs..........................................................................45
         SECTION 2.14.  Break Funding Payments...................................................................46
         SECTION 2.15.  Taxes....................................................................................47
         SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing Of Set-Offs..............................48
         SECTION 2.17.  Mitigation Obligations; Replacement of Lenders...........................................50

                                                    ARTICLE III

                                         Guarantee by Subsidiary Guarantors

         SECTION 3.01.  The Guarantee............................................................................51
         SECTION 3.02.  Obligations Unconditional................................................................51
         SECTION 3.03.  Reinstatement............................................................................52
         SECTION 3.04.  Subrogation..............................................................................52
         SECTION 3.05.  Remedies.................................................................................52
         SECTION 3.06.  Instrument for the Payment of Money......................................................52


                                      (i)

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         SECTION 3.07.  Continuing Guarantee.....................................................................53
         SECTION 3.08.  Rights of Contribution...................................................................53
         SECTION 3.09.  General Limitation on Guarantee Obligations..............................................53

                                                     ARTICLE IV

                                           Representations and Warranties

         SECTION 4.01.  Organization; Powers.....................................................................54
         SECTION 4.02.  Authorization; Enforceability............................................................54
         SECTION 4.03.  Governmental Approvals; No Conflicts.....................................................54
         SECTION 4.04.  Financial Condition; No Material Adverse Change; Year 2000 Issues........................55
         SECTION 4.05.  Properties...............................................................................56
         SECTION 4.06.  Litigation and Environmental Matters.....................................................57
         SECTION 4.07.  Compliance with Laws and Agreements......................................................57
         SECTION 4.08.  Investment and Holding Company Status....................................................57
         SECTION 4.09.  Taxes....................................................................................57
         SECTION 4.10.  ERISA....................................................................................57
         SECTION 4.11.  Disclosure...............................................................................58
         SECTION 4.12.  Capitalization...........................................................................58
         SECTION 4.13.  Material Agreements and Liens............................................................58
         SECTION 4.14.  Subsidiaries, Etc........................................................................59
         SECTION 4.15.  Chancellor Acquisition...................................................................59
         SECTION 4.16.  Senior Notes Indenture...................................................................60

                                                     ARTICLE V

                                                     Conditions

         SECTION 5.01.  Effective Date...........................................................................60
         SECTION 5.02.  Incremental Loan Borrowings..............................................................63
         SECTION 5.03.  Each Extension of Credit.................................................................63

                                                     ARTICLE VI

                                               Affirmative Covenants

         SECTION 6.01.  Financial Statements and Other Information...............................................64
         SECTION 6.02.  Notices of Material Events...............................................................66
         SECTION 6.03.  Existence; Conduct of Business...........................................................67
         SECTION 6.04.  Payment of Obligations...................................................................67
         SECTION 6.05.  Maintenance of Properties; Insurance.....................................................67
         SECTION 6.06.  Books and Records; Inspection Rights.....................................................67
         SECTION 6.07.  Fiscal Year..............................................................................67


                                      (ii)

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         SECTION 6.08.  Compliance with Laws.....................................................................68
         SECTION 6.09.  Use of Proceeds..........................................................................68
         SECTION 6.10.  Certain Obligations Respecting Restricted Subsidiaries and
                                Collateral Security..............................................................68

                                                    ARTICLE VII

                                                 Negative Covenants

         SECTION 7.01.  Indebtedness.............................................................................69
         SECTION 7.02.  Liens....................................................................................70
         SECTION 7.03.  Contingent Liabilities; Surety Bonds.....................................................72
         SECTION 7.04.  Fundamental Changes......................................................................72
         SECTION 7.05.  Investments, Loans, Advances, Guarantees and Acquisitions; Hedging
                                Agreements.......................................................................74
         SECTION 7.06.  Dividend Payments........................................................................75
         SECTION 7.07.  Transactions with Affiliates.............................................................76
         SECTION 7.08.  Restrictive Agreements...................................................................77
         SECTION 7.09.  Certain Financial Covenants..............................................................78
         SECTION 7.10.  Lines of Business........................................................................79
         SECTION 7.11.  Subordinated Indebtedness................................................................79
         SECTION 7.12.  Modifications of Certain Documents.......................................................79

                                                    ARTICLE VIII

                                            Events of Default....................................................80


                                                     ARTICLE IX

                                            The Administrative Agent.............................................83


                                                     ARTICLE X

                                                   Miscellaneous

         SECTION 10.01.  Notices.................................................................................85
         SECTION 10.02.  Waivers; Amendments.....................................................................86
         SECTION 10.03.  Expenses; Indemnity; Damage Waiver......................................................88
         SECTION 10.04.  Successors and Assigns..................................................................89
         SECTION 10.05.  Survival................................................................................92
         SECTION 10.06.  Counterparts; Integration; Effectiveness................................................93
         SECTION 10.07.  Severability............................................................................93
         SECTION 10.08.  Right of Setoff.........................................................................93
         SECTION 10.09.  Governing Law; Jurisdiction; Consent to Service of Process..............................94


                                     (iii)


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         SECTION 10.10.  WAIVER OF JURY TRIAL....................................................................94
         SECTION 10.11.  Headings................................................................................95
         SECTION 10.12.  Release of Collateral and Guarantees....................................................95
         SECTION 10.13.  Successor Facility......................................................................95
         SECTION 10.14.  Existing Credit Agreement...............................................................95


SCHEDULES:

Schedule 2.01 -- Commitments
Schedule 4.06 -- Disclosed Matters
Schedule 4.11 -- Supplemental Disclosure
Schedule 4.13 -- Material Agreements and Liens
Schedule 4.14 -- Subsidiaries
Schedule 7.01 -- Existing Indebtedness
Schedule 7.02 -- Existing Liens
Schedule 7.03 -- Existing Guarantees
Schedule 7.07 -- Certain Existing Affiliate Transactions
Schedule 7.08 -- Existing Restrictions

EXHIBITS:

Exhibit A     -- Form of Assignment and Acceptance
Exhibit B     -- Form of Opinion of Counsel to the Credit Parties
Exhibit C     -- Form of Opinion of Special Counsel
Exhibit D-1   -- Form of Pledge Agreement
Exhibit D-2   -- Form of Holdings Guaranty and Pledge Agreement
Exhibit E     -- Form of Joinder Agreement


                                      (iv)

                  CREDIT AGREEMENT dated as of August 13, 1999 between LAMAR MEDIA CORP., the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto and THE CHASE MANHATTAN BANK, as Administrative Agent.

                  The Borrower, the Subsidiary Guarantors, the lenders named therein (including certain of the Lenders hereunder) and The Chase Manhattan Bank, as Administrative Agent, are party to an Amended and Restated Credit Agreement dated as of July 16, 1998 (the "Existing Credit Agreement"). The Borrower has requested the Lenders to extend credit, by means of loans and letters of credit, in an aggregate amount up to but not exceeding $1,000,000,000 (which amount may, in the circumstances hereinafter provided, be increased to $1,400,000,000) to (i) enable the Borrower to consummate the Chancellor Acquisition (as defined herein), (ii) refinance indebtedness outstanding under the Existing Credit Agreement, and (iii) provide funds for future acquisitions and the general corporate purposes of the Borrower and its Restricted Subsidiaries (as defined herein). The Lenders are willing to extend such credit upon the terms and conditions of this Agreement and, accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

                  "Acquisition" means any transaction, or any series of related transactions, consummated after the date hereof, by which (i) the Borrower and/or any of its Subsidiaries acquires the business of, or all or substantially all of the assets of, any firm, corporation or division thereof located in a specific geographic area or areas, whether through purchase of assets, purchase of stock, merger or otherwise or (ii) any Person that was not theretofore a Subsidiary of the Borrower becomes a Subsidiary of the Borrower.

                  "Adjusted Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Adjusted Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, Base CD Rate or the Federal Funds Effective Rate, respectively.

                  "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means The Chase Manhattan Bank in its capacity as administrative agent for the Lenders hereunder.


                                Credit Agreement

                  "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Notwithstanding the foregoing, (a) no individual shall be an Affiliate of the Borrower or any of its Restricted Subsidiaries solely by reason of his or her being a director, officer or employee of the Borrower or any of its Restricted Subsidiaries and (b) none of the Subsidiary Guarantors shall be Affiliates of the Borrower or any of its Restricted Subsidiaries.

                  "Applicable Percentage" means (a) with respect to any Revolving Credit Lender for purposes of Section 2.04, the percentage of the total Revolving Credit Commitments represented by such Lender's Revolving Credit Commitment, (b) with respect to any Lender in respect of any indemnity claim under Section 10.03(c) relating to the Administrative Agent under this Agreement, the percentage of the total Commitments or Loans of all Classes hereunder represented by the aggregate amount of such Lender's Commitment or Loans of all Classes hereunder.

                  "Applicable Margin" means (a) for any Type of Revolving Credit Loans or Tranche A Term Loans, the respective rates indicated below for Loans of such Type based upon the Total Debt Ratio as at the last day of the fiscal quarter most recently ended as to which the Borrower has delivered financial statements pursuant to Section 6.01 (or, prior to the delivery of the first of such statements after the Effective Date, upon the Total Debt Ratio set forth in the certificate of a Financial Officer delivered pursuant to Section 5.01(k));
(b) for Tranche B Term Loans, (i) 1.25% in the case of Adjusted Base Rate Loans, and (ii) 2.25% in the case of Eurodollar Loans; and (c) for any Type of Incremental Loans of any Series, such rates of interest as shall be agreed upon at the time Incremental Loan Commitments of such Series are established:


                                Credit Agreement

                      Range                                  Applicable Margin (% p.a.)
                       of                          -----------------------------------------------
                Total Debt Ratio                   Base Rate Loans                Eurodollar Loans
                ----------------                   ---------------                ----------------
             Greater than or equal
               to 5.50 to 1
                                                         .75%                           2.00%
             Less than 5.50 to 1 and
               greater than or equal to
               5.00 to 1
                                                         .50%                           1.75%
             Less than 5.00 to 1 and
               greater than or equal to
               4.50 to 1
                                                         .25%                           1.50%
             Less than 4.50 to 1 and
               greater than or equal to
               4.00 to 1
                                                         .00%                           1.25%
             Less than 4.00 to 1
                                                         .00%                           1.00%

                  Each change in the "Applicable Margin" based upon any change in the Total Debt Ratio shall become effective for purposes of the accrual of interest hereunder (including in respect of all then-outstanding Loans) on the date three Business Days after the delivery to the Administrative Agent of the financial statements of the Borrower for the most recently ended fiscal quarter pursuant to Section 6.01, and shall remain effective for such purpose until three Business Days after the next delivery of such financial statements to the Administrative Agent hereunder.

                  Notwithstanding the foregoing, in the event the Borrower consummates any Acquisition or Disposition for aggregate consideration of $25,000,000 or more, the Borrower shall forthwith deliver to the Administrative Agent a certificate of a Financial Officer, in form and detail satisfactory to the Administrative Agent, setting forth a redetermination of the Total Debt Ratio reflecting such Acquisition or Disposition, and on the date three Business Days after the delivery of such certificate, the Applicable Margin shall be adjusted to give effect to such redetermination of the Total Debt Ratio.

                  Anything in this Agreement to the contrary notwithstanding, the Applicable Margin shall be the highest rates provided for above if the certificate of a Financial Officer shall not be delivered by the times provided in Section 6.01 or within three Business Days after the occurrence of any Acquisition or Disposition described above (but only, in the case of this paragraph, with respect to periods prior to the delivery of such certificate).

                  "Approved Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.


                                Credit Agreement

                  "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

                  "Base Rate", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Base Rate.

                  "Basic Documents" means the Loan Documents, the Senior Subordinated Notes Indenture and the New Senior Subordinated Notes Indenture (or any applicable governing agreement for any Refunding Indebtedness) and the Senior Secured Notes (and any related agreement).

                  "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "Borrower" means Lamar Media Corp. (formally known as Lamar Advertising Company), a Delaware corporation.

                  "Borrowing" means Loans of a particular Class of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

                  "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in U.S. dollar deposits in the London interbank market.


                                Credit Agreement

                  "Capital Expenditures" means, for any period, the sum for the Borrower or any of its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of the aggregate amount of expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP; provided that such term shall not include any such expenditures in connection with any Acquisition or any replacement or repair of Property affected by a Casualty Event.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Casualty Event" means, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

                  "Chancellor" means, collectively, Chancellor Media Outdoor Corporation, a Delaware corporation, and Chancellor Media Whiteco Outdoor Corporation, a Delaware Corporation.

                  "Chancellor Acquisition" means the Acquisition of Chancellor by the Borrower pursuant to the Chancellor Acquisition Agreement, consisting of the purchase by the Borrower of the shares of capital stock of Chancellor Media Outdoor Corporation from Chancellor Media Corporation of Los Angeles, and of the shares of capital stock of Chancellor Media Whiteco Outdoor Corporation from Chancellor Mezzanine Holdings Corporation.

                  "Chancellor Acquisition Agreement" means the Amended and Restated Stock Purchase Agreement dated as of July 12, 1999 between the Borrower, as purchaser, and Chancellor Mezzanine Holdings Corporation and Chancellor Media Corporation of Los Angeles, as sellers.

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's or the Issuing Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "Chase" means The Chase Manhattan Bank, a New York banking corporation.


                                Credit Agreement

                  "Class", when used in reference to any Loan, Borrowing or Commitment, refers to whether such Loan, the Loans comprising such Borrowing or the Loans that a Lender holding such Commitment is obligated to make, are Revolving Credit Loans, Tranche A Term Loans, Tranche B Term Loans, or Incremental Loans.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitments" means the Revolving Credit Commitments, Tranche A Commitments, Tranche B Commitments and Incremental Loan Commitments, as applicable.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Confidential Information Memorandum" means the Confidential Information Memorandum dated July, 1999 with respect to the syndication of the credit facilities provided herein.

                  "Credit Parties" means, collectively, Holdings, the Borrower and the Subsidiary Guarantors.

                  "Debt Service" means, for any period, the sum, for Holdings and the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) the amount, if any, by which the aggregate principal amount of Revolving Credit Loans outstanding hereunder at the beginning of such period shall exceed the aggregate amount of the Revolving Credit Commitments scheduled to be in effect at the end of such period after giving effect to any reductions of such Commitments scheduled to occur during such period pursuant to Section 2.07 plus
(b) all regularly scheduled payments or regularly scheduled mandatory prepayments of principal of any other Indebtedness (including the Tranche A Term Loans, the Tranche B Term Loans and the Incremental Loans and the principal component of any payments in respect of Capital Lease Obligations, but excluding any prepayments pursuant to Section 2.09) made during such period plus (c) all Interest Expense for such period.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 4.06.

                  "Disposition" means any sale, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired) by the Borrower or any of its Restricted Subsidiaries to any other Person excluding any sale, assignment, transfer or other disposition of (i) any property sold or disposed of in the ordinary course of business and on ordinary business terms,
(ii) any obsolete or worn-out tools and equipment no longer used or useful in the business


                                Credit Agreement
of the Borrower and its Restricted Subsidiaries and (iii) any Collateral under and as defined in the Pledge Agreement pursuant to an exercise of remedies by the Administrative Agent under Section 5.05 thereof.

                  "Disposition Investment" means, with respect to any Disposition, any promissory notes or other evidences of indebtedness or Investments received by the Borrower or any of its Restricted Subsidiaries in connection with such Disposition.

                  "Dividend Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower (and including also any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of the Borrower or any of its Subsidiaries), but excluding dividends payable solely in shares of common stock of the Borrower.

                  "EBITDA" means, for any period, operating income for the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for such period (calculated before taxes, Interest Expense, depreciation, amortization and any other non-cash income or charges accrued for such period and (except to the extent received or paid in cash by the Borrower or any of its Restricted Subsidiaries) income or loss attributable to equity in Affiliates for such period) excluding any extraordinary and unusual gains or losses during such period and excluding the proceeds of any Casualty Events and Dispositions.

                  Notwithstanding the foregoing, except as otherwise provided in
Section 7.04(f), if during any period for which EBITDA is being determined the Borrower shall have consummated any Acquisition (including the Chancellor Acquisition) or Disposition then, for all purposes of this Agreement (other than for purposes of the definition of Excess Cash Flow), EBITDA shall be determined on a pro forma basis as if such Acquisition or Disposition had been made or consummated on the first day of such period.

                  "Effective Date" means the date on which the conditions specified in Section 5.01 are satisfied (or waived in accordance with Section 10.02).

                  "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or


                                Credit Agreement
disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equity Hedging Arrangement" means any agreement or other arrangement pursuant to which the Borrower or any of its Restricted Subsidiaries shall agree to purchase shares of capital stock of the Borrower from another Person at a fixed price or formula (or to make payments to another Person calculated with reference to the price of any such shares), whether such agreement or other arrangement arises in connection with an acquisition of a business or property, an employee benefit plan, a hedging transaction or otherwise.

                  "Equity Rights" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance or sale of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.


                                Credit Agreement

                  "Event of Default" has the meaning assigned to such term in
Article VIII.

                  "Excess Cash Flow" means, for any period, the excess of (a) EBITDA for such period over (b) the sum of (i) Debt Service for such period (other than the portion thereof attributable to Holdings) plus (ii) the aggregate amount of all Capital Expenditures and cash payments made by the Borrower and its Restricted Subsidiaries in respect of any Acquisitions made by the Borrower and its Restricted Subsidiaries during such period plus (iii) the aggregate amount paid, or required to be paid, in cash in respect of income, franchise, real estate and other like taxes for such period (to the extent not deducted in determining EBITDA for such period) plus (iv) the aggregate amount of prepayments of Term Loans and Incremental Loans made during such period pursuant to Section 2.09(a) (other than that portion, if any, of such prepayments applied to installments of the Term Loans and Incremental Loans falling due in such period) and the aggregate amount of voluntary reductions of Revolving Credit Commitments made during such period pursuant to Section 2.07(c).

                  "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income, net worth or franchise taxes imposed on (or measured by) its net income or net worth by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or in which it is taxable solely on account of some connection other than the execution, delivery or performance of this Agreement or the receipt of income hereunder, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with Section 2.15(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.15(a).

                  "Existing Credit Agreement" has the meaning assigned to such term in the preamble to this Agreement.

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of l%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower, as the case may be.


                                Credit Agreement

                  "Fixed Charges Ratio" means, as at any date, the ratio of (a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date to (b) the sum for Holdings and the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (i) all Debt Service for such period plus (ii) the aggregate amount of all Capital Expenditures made during such period plus (iii) the aggregate amount paid, or required to be paid, in cash in respect of income, franchise, real estate and other like taxes for such period (to the extent not deducted in determining EBITDA for such period).

                  "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "Foreign Subsidiary" means any Subsidiary of the Borrower organized in a jurisdiction other than the United States of America, any State thereof, or the District of Columbia.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantee" means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.


                                Credit Agreement

                  "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Holdings" means Lamar Advertising Company, a Delaware corporation of which the Borrower is a Wholly Owned Subsidiary.

                  "Holdings Guaranty and Pledge Agreement" means a Guaranty and Pledge Agreement substantially in the form of Exhibit D-2 between Holdings and the Administrative Agent.

                  "Holdings Indenture" means the Indenture pursuant to which the Senior Notes have been issued.

                  "Inactive Subsidiary" means, as at any date, any Subsidiary of the Borrower that, as at the end of and for the quarterly accounting period ending on or most recently ended prior to such date, shall have less than $1,000 in assets.

                  "Incremental Loan" has the meaning assigned to such term in
Section 2.01(d).

                  "Incremental Loan Commitment" means, with respect to each Lender, the amount of the offer of such Lender to make Incremental Loans of any Series that is accepted by the Borrower in accordance with the provisions of
Section 2.01(d), as such amount may be (a) reduced from time to time pursuant to Sections 2.07 and 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The aggregate amount of the Incremental Loan Commitments of all Series shall not exceed $400,000,000.

                  "Incremental Loan Commitment Termination Date" means the Quarterly Date falling on or nearest to December 31, 2001.

                  "Incremental Loan Lenders" means, in respect of any Series of Incremental Loans, (a) initially, the Lenders whose offers to make Incremental Loans of such Series shall have been accepted by the Borrower in accordance with the provisions of Section 2.01(d) and (b) thereafter, the Lenders from time to time holding Incremental Loans of such Series and/or Incremental Loan Commitments of such Series after giving effect to any assignments thereof permitted by Section 10.04.

                  "Indebtedness" means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts are payable within 120 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so


                                Credit Agreement
secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) Indebtedness of others Guaranteed by such Person; and (g) obligations under Equity Hedging Arrangements (and, for purposes hereof, the amount of Indebtedness under an Equity Hedging Arrangement shall be deemed to be equal to the aggregate maximum contingent or potential liability under such Equity Hedging Arrangement). The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  Notwithstanding the foregoing, the following items shall not be deemed "Indebtedness" for purposes hereof: (i) obligations under Hedging Agreements; (ii) obligations in respect of Surety Bonds (other than letters of credit supporting obligations in respect of Surety Bonds, as to which clause
(iii) below shall apply, and other than Surety Bonds supporting obligations that would otherwise constitute Indebtedness under this definition) to the extent that the aggregate amount of all such obligations does not exceed $40,000,000; and (iii) obligations in respect of the undrawn face amount of letters of credit (other than letters of credit supporting obligations that would otherwise constitute Indebtedness under this definition) to the extent that the aggregate amount of all such obligations does not exceed $10,000,000.

                  "Indemnified Taxes" means all Taxes other than (a) Excluded Taxes and Other Taxes and (b) amounts constituting penalties or interest imposed with respect to Excluded Taxes or Other Taxes.

                  "Interest Coverage Ratio" means, as at any date, the ratio of
(a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date to (b) Interest Expense for such period.

                  "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.06.

                  "Interest Expense" means, for any period, the sum, for Holdings and the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) under Hedging Agreements accrued during such period (whether or not actually paid or received during such period) including, without limitation, fees, but excluding reimbursement of legal fees and other similar transaction costs and excluding payments required by reason of the early termination of Hedging Agreements in effect on the date hereof plus (c) all fees, including letter of credit fees and expenses, incurred hereunder after the Effective Date.

                  Notwithstanding the foregoing, if during any period for which Interest Expense is being determined the Borrower shall have consummated any Acquisition (including the Chancellor Acquisition) or Disposition then, for all purposes of this Agreement (other than for


                                Credit Agreement
purposes of the definition of Excess Cash Flow), Interest Expense shall be determined on a pro forma basis as if such Acquisition or Disposition (and any Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in connection with such Acquisition or repaid as a result of such Disposition) had been made or consummated (and such Indebtedness incurred or repaid) on the first day of such period.

                  "Interest Payment Date" means (a) with respect to any Base Rate Loan, each Quarterly Date and (b) with respect to any Eurodollar Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each Business Day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

                  "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender of the relevant Class, nine or twelve months) thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. Notwithstanding the foregoing,

                  (v) if any Interest Period for any Revolving Credit Borrowing would otherwise end after the Revolving Credit Termination Date, such Interest Period shall end on the Revolving Credit Termination Date,

                  (w) no Interest Period for any Revolving Credit Borrowing may commence before and end after any Revolving Credit Commitment Reduction Date unless, after giving effect thereto (and taking into account any then-outstanding Letters of Credit), the aggregate principal amount of Revolving Credit Loans having Interest Periods that end after such Revolving Credit Commitment Reduction Date shall be equal to or less than the aggregate principal amount of Revolving Credit Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Revolving Credit Commitment Reduction Date,

                  (x) no Interest Period for any Term Loan Borrowing may commence before and end after any Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of Term Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of Term Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date,


                                Credit Agreement

                  (y) no Interest Period for any Incremental Loan Borrowing of any Series may commence before and end after any Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Incremental Loans of such Series having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Incremental Loans of such Series scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date, and

                  (z) notwithstanding the foregoing clauses (v), (w), (x) and
         (y), no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Loan shall not be available hereunder as a Eurodollar Loan for such period.

                  "Investment" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of, or capital contribution to, any other Person or any agreement to make any such acquisition or capital contribution (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale);
(b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding 180 days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); or (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

                  Notwithstanding the foregoing, the following items shall not be deemed "Investments" for purposes hereof: (i) Capital Expenditures, (ii) Acquisitions and (iii) obligations (including, without limitation, deposits) in connection with Surety Bonds.

                  "Issuing Lender" means The Chase Manhattan Bank, in its capacity as the issuer of Letters of Credit hereunder.

                  "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit E.

                  "LC Disbursement" means a payment made by the Issuing Lender pursuant to a Letter of Credit.

                  "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Credit Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.


                                Credit Agreement

                  "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to U.S. dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for U.S. dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which U.S. dollar deposits of $5,000,000, and for a maturity comparable to such Interest Period, are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (other than an operating lease) (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" means this Agreement, any promissory notes evidencing Loans hereunder and the Security Documents.

                  "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Restricted Subsidiaries (or of the Borrower and all of its Subsidiaries) taken as a whole, (b) the ability of any Credit Party to perform any of its obligations under this Agreement or the other Loan Documents or (c) the rights of or benefits available to the Lenders under this Agreement and the other Loan Documents.

                  "Material Indebtedness" means Indebtedness (other than the Loans or Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower or any of its Restricted Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of any Hedging Agreement at any time shall


                                Credit Agreement
be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

                  "Missouri Partnership" means Missouri Logos, a Missouri general partnership, in which MIL is a general partner.

                  "MIL" means Missouri Logos, Inc., a Wholly Owned Subsidiary of Interstate Logos, Inc., a Wholly Owned Subsidiary of the Borrower.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "Net Available Proceeds" means:

                  (i) in the case of any Disposition, the amount of Net Cash Payments received in connection with such Disposition; and

                  (ii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Borrower and its Restricted Subsidiaries in respect of such Casualty Event net of (A) reasonable expenses incurred by the Borrower and its Restricted Subsidiaries in connection therewith and
         (B) contractually required repayments of Indebtedness to the extent secured by a Lien on such property and any income and transfer taxes payable by the Borrower or any of its Restricted Subsidiaries in respect of such Casualty Event.

                  "Net Cash Payments" means, with respect to any Disposition, the aggregate amount of all cash payments received by the Borrower and its Restricted Subsidiaries directly or indirectly in connection with such Disposition, whether at the time of such Disposition or after such Disposition under deferred payment arrangements or Investments entered into or received in connection with such Disposition (including, without limitation, Disposition Investments); provided that

                  (a) Net Cash Payments shall be net of (i) the amount of any legal, title, transfer and recording tax expenses, commissions and other fees and expenses payable by the Borrower and its Restricted Subsidiaries in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by the Borrower and its Restricted Subsidiaries as a result of such Disposition, but only to the extent that such estimated taxes are in fact paid to the relevant Federal, state or local governmental authority within twelve months of the date of such Disposition; and

                  (b) Net Cash Payments shall be net of any repayments by the Borrower or any of its Restricted Subsidiaries of Indebtedness to the extent that (i) such Indebtedness is secured by a Lien on the property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property.


                                Credit Agreement

                  "New Senior Subordinated Notes" means the notes issued after the date hereof in accordance with the requirements of Section 7.01(b).

                  "New Senior Subordinated Notes Indentures" means the Indentures pursuant to which New Senior Subordinated Notes are issued.

                  "Obligors" means, collectively, the Borrower and the Subsidiary Guarantors.

                  "OCI" means Outdoor Communications Inc., a Delaware corporation.

                  "OCI Credit Agreement" means the Credit Agreement dated as of August 15, 1997 among OCI, certain subsidiaries of OCI, certain lenders party thereto, and Chase, as Administrative Agent.

                  "OCI Indenture" means the Indenture dated as of August 15, 1997 between OCI, OCI (N) Corp., OCI (S) Corp. and OCIH LLC, as Guarantors, and First Union National Bank, as Trustee.

                  "OCI Subordinated Indebtedness" means Indebtedness in respect of the OCI Subordinated Notes.

                  "OCI Subordinated Notes" means the 9-1/4% Senior Subordinated Notes due 2007 issued under the OCI Indenture in the original principal amount of $105,000,000.

                  "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and the other Loan Documents, provided that there shall be excluded from "Other Taxes" all Excluded Taxes.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard and Poor's Ratings Service or from Moody's Investors Service, Inc.;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000; and


                                Credit Agreement

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreement" means a Pledge Agreement substantially in the form of Exhibit D-1 between the Obligors and the Administrative Agent.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank, as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Principal Payment Dates" means (i) the Quarterly Dates falling on or nearest to March 31, June 30, September 31 and December 31 of each year, commencing with September 30, 2001 through and including June 30, 2006 and
(ii) March 1, 2006 and August 1, 2006 (or, if such day is not a Business Day, the next preceding Business Day).

                  "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Qualified Holdings Obligations" means, collectively, obligations of the following categories incurred from time to time by Holdings on behalf of the Borrower and its Subsidiaries: (i) directors' fees, and fees, costs and expenses in respect of professional and related services which may be rendered to the Borrower and its Subsidiaries from time to time, including the fees and expenses of accountants, lawyers, investment bankers and other consultants retained in connection with matters affecting the Borrower and its Subsidiaries collectively, (ii) premiums, fees and expenses in connection with insurance policies and employee benefit programs (including workmen's compensation) maintained on behalf of the Borrower or any of its Subsidiaries,
(iii) fees, costs and expenses incurred in connection with acquisitions and financings, including banking and underwriting fees (including underwriters discounts) and (iv) fees, costs and expenses in connection with the purchase by the Borrower and its Subsidiaries of data communications services.

                  "Qualified Reilly Partnership" means any general or limited partnership, all of the partnership interests of which are owned by (a) Kevin P. Reilly, Sr., (b) his wife, (c) his children, (d) his grandchildren, or (e) trusts of which he, his wife, his children and his grandchildren are the sole beneficiaries and for which one or more of such individuals are the sole trustee(s).


                                Credit Agreement

                  "Quarterly Dates" means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date of this Agreement.

                  "Refunding Indebtedness" has the meaning assigned to such term in Section 7.01(c).

                  "Register" has the meaning assigned to such term in Section 10.04.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Required Lenders" means, at any time, Lenders having Loans, LC Exposure and unused Commitments representing at least a majority of the sum of the total Loans, LC Exposure and unused Commitments at such time. References herein to the "Required Revolving Credit Lenders", "Required Tranche A Lenders", "Required Tranche B Lenders" and "Required Incremental Loan Lenders" of any Series, shall refer to the Lenders of such Class holding at least a majority of the sum of the total Loans, LC Exposure (if applicable) and unused Commitments of such Class at such time.

                  "Restricted Subsidiary" means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

                  "Reserved Commitment Amount" has the meaning assigned to such term in Section 2.01(a).

                  "Revolving Credit Availability Period" means the period from and including the Effective Date to but excluding the earlier of (a) the Revolving Credit Termination Date and (b) the date of termination of the Revolving Credit Commitments.

                  "Revolving Credit Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Credit Loans and to acquire participations in Letters of Credit hereunder, as such commitment may be
(a) reduced from time to time pursuant to Sections 2.07 and 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Revolving Credit Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as applicable. The aggregate original amount of the Revolving Credit Commitments is $350,000,000.

                  "Revolving Credit Commitment Reduction Dates" means the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 2002 through and including December 31, 2005, provided that the final Revolving Credit Commitment Reduction Date shall occur on March 1, 2006 (or, if such day is not a Business Day, the next preceding Business Day).


                                Credit Agreement

                  "Revolving Credit Exposure" means, with respect to any Revolving Credit Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Credit Loans and its LC Exposure at such time.

                  "Revolving Credit Lender" means (a) initially, a Lender that has a Revolving Credit Commitment set forth opposite its name on Schedule 2.01 and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans and Revolving Credit Commitments, after giving effect to any assignments thereof permitted by Section 10.04.

                  "Revolving Credit Loan" means a Loan made pursuant to Section 2.01(a) that utilizes the Revolving Credit Commitment.

                  "Revolving Credit Termination Date" means March 1, 2006 (or, if such day is not a Business Day, the next preceding Business Day).

                  "Security Documents" means the Pledge Agreement, the Holdings Guaranty and Pledge Agreement and all Uniform Commercial Code financing statements required by the Pledge Agreement and the Holdings Guaranty and Pledge Agreement to be filed with respect to the security interests created pursuant thereto.

                  "Senior Debt Ratio" means, as at any date, the ratio of (a) all Indebtedness (other than Subordinated Indebtedness) of the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) on such date to (b) EBITDA for the period of four consecutive quarters ending on or most recently ended prior to such date.

                  "Senior Notes" means the 5-1/4% Convertible Notes due September 15, 2006, issued by Holdings pursuant to an Indenture dated as of August 10, 1999 between Holdings and State Street Bank and Trust Company, as trustee, in an original aggregate maximum face amount equal to $287,500,000.

                  "Senior Secured Notes" means the Borrower's 11% Senior Notes issued pursuant to a Second Supplemental Indenture in the form of an Amended and Restated Indenture dated as of November 8, 1996, amending and restating in its entirety the Borrower's 11% Senior Secured Notes due May 15, 2003 issued on May 13, 1993 in an original aggregate face amount equal to $100,000,000 (of which not more than $1,172,000 are outstanding on the date hereof).

                  "Senior Subordinated Notes" means, collectively, (a) the 9-5/8% Senior Subordinated Notes due 2006 of the Borrower in the original principal amount of $255,000,000 and (b) the 8-5/8% Senior Subordinated Notes due 2007 of the Borrower in the original principal amount of $200,000,000.

                  "Senior Subordinated Notes Indenture" means the Indentures pursuant to which the Senior Subordinated Notes have been issued.

                  "Series" has the meaning assigned to such term in Section 2.01(d).


                                Credit Agreement

                  "Significant Subsidiary Guarantor" means, as at any date, any Subsidiary Guarantor having assets with a fair market value of $40,000,000 or more.

                  "Special Counsel" means Milbank, Tweed, Hadley & McCloy LLP, in its capacity as special counsel to The Chase Manhattan Bank, as Administrative Agent of the credit facilities contemplated hereby.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Subordinated Indebtedness" means, collectively, (i) Indebtedness in respect of the Senior Subordinated Notes and the New Senior Subordinated Notes (and, effective upon any extension, renewal, refunding or replacement of any of the Senior Subordinated Notes as contemplated in Section 7.01(c), any Refunding Indebtedness), (ii) the 8% Series A Unsecured Subordinated Discount Debentures of the Borrower due 2001 (of which $1,273,134 are outstanding on the date hereof) and (iii) the 8% unsecured Subordinated Notes of the Borrower due 2006 (of which $14,666,665 are outstanding on the date hereof).

                  "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. References herein to "Subsidiaries" shall, unless the context requires otherwise, be deemed to be references to Subsidiaries of the Borrower.

                  "Subsidiary Guarantors" means the Persons listed under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto or which become a party hereto as a "Subsidiary Guarantor" hereunder pursuant to any Joinder Agreement.


                                Credit Agreement

                  "Surety Bonds" means surety or other similar bonds required to be posted by the Borrower and its Restricted Subsidiaries in the ordinary course of their respective businesses or posted on behalf of Affiliates in the ordinary course of their respective businesses.

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Term Loans" means, collectively, the Tranche A Term Loans and the Tranche B Term Loans.

                  "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business
Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

                  "Total Debt Ratio" means, as at any date, the ratio of (a) all Indebtedness of Holdings and the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) on such date to (b) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date.

                  "Tranche A Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche A Term Loans on the Effective Date, expressed as an amount representing the maximum aggregate principal amount of the Tranche A Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.07 and
2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The aggregate original amount of the Tranche A Commitments is $450,000,000.

                  "Tranche A Lender" means (a) initially, a Lender that has a Tranche A Commitment set forth opposite its name on Schedule 2.01 and (b) thereafter, the Lenders from time to time holding Tranche A Term Loans and Tranche A Commitments, after giving effect to any assignments thereof permitted by Section 10.04.

                  "Tranche A Maturity Date" means March 1, 2006.

                  "Tranche A Term Loan" means a Loan made pursuant to Section 2.01(b) that utilizes the Tranche A Commitment.


                                Credit Agreement

                  "Tranche B Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche B Term Loans on the Effective Date, expressed as an amount representing the maximum aggregate principal amount of the Tranche B Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.07 and
2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche B Commitment, as applicable. The aggregate original amount of the Tranche B Commitments is $200,000,000.

                  "Tranche B Lender" means (a) initially, a Lender that has a Tranche B Commitment set forth opposite its name on Schedule 2.01 and (b) thereafter, the Lenders from time to time holding Tranche B Term Loans and Tranche B Commitments, after giving effect to any assignments thereof permitted by Section 10.04.

                  "Tranche B Maturity Date" means August 1, 2006.

                  "Tranche B Term Loan" means a Loan made pursuant to Section 2.01(c) that utilizes the Tranche B Commitment.

                  "Transactions" means (a) with respect to the Borrower, the execution, delivery and performance by the Borrower of the Loan Documents to which it is a party, the borrowing of Loans and the use of the proceeds thereof, and the issuance of Letters of Credit hereunder and (b) with respect to any Credit Party (other than the Borrower), the execution, delivery and performance by such Credit Party of the Loan Documents to which it is a party.

                  "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Adjusted Base Rate.

                  "Unrestricted Subsidiaries" means any Subsidiary of the Borrower that (a) shall have been designated as an "Unrestricted Subsidiary" in accordance with the provisions of Section 1.05 and (b) any Subsidiary of an Unrestricted Subsidiary.

                  "U.S. dollars" or "$" refers to lawful money of the United States of America.

                  "Wholly Owned Subsidiary" means, with respect to any Person at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing 100% of the equity or ordinary voting power (other than directors' qualifying shares) or, in the case of a partnership, 100% of the general partnership interests are, as of such date, directly or indirectly owned, controlled or held by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person. The term "Wholly Owned Restricted Subsidiary" shall refer to any Restricted Subsidiary that is also a Wholly Owned Subsidiary.


                                Credit Agreement

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Credit Loan", "Tranche A Term Loan", "Tranche B Term Loan" or "Incremental Loan") or by Type (e.g., a "Base Rate Loan", or a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Credit Loan" or a "Base Rate Revolving Credit Loan"); each Series of Incremental Loans shall be deemed a separate Class of Loans hereunder. In similar fashion, (i) Borrowings may be classified and referred to by Class, by Type and by Class and Type, and
(ii) Commitments may be classified and referred to by Class; each Series of Incremental Loan Borrowings and Incremental Loan Commitments shall be deemed a separate Borrowing and Commitment hereunder.

                  SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.04. ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                Credit Agreement

                  SECTION 1.05. SUBSIDIARIES; DESIGNATION OF UNRESTRICTED SUBSIDIARIES. The Borrower may at any time designate any of its Subsidiaries (including any newly acquired or newly formed Subsidiary) to be an "Unrestricted Subsidiary" for purposes of this Agreement, by delivering to the Administrative Agent a certificate of a Financial Officer (and the Administrative Agent shall promptly forward a copy of such certificate to each Lender) attaching a copy of a resolution of its Board of Directors (or authorized subcommittee thereof) setting forth such designation and stating that the conditions set forth in this
Section 1.05 have been satisfied with respect to such designation, provided that no such designation shall be effective unless (x) at the time of such designation and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (y) at the time of such designation and at all times thereafter:

                  (a) except as permitted under Section 7.03, no portion of the Indebtedness or any other obligation (contingent or otherwise) of such Unrestricted Subsidiary (other than obligations in respect of performance and surety bonds and in respect of reimbursement obligations for undrawn letters of credit supporting insurance arrangement and performance and surety bonds, each incurred in the ordinary course of business and not as part of a financing transaction (collectively, "Permitted Unrestricted Subsidiary Obligations")) (A) is guaranteed by the Borrower or any Restricted Subsidiary or (B) is recourse to or obligates the Borrower or any Restricted Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to satisfaction thereof,

                  (b) such Unrestricted Subsidiary has no Indebtedness or any other obligation (other than Permitted Unrestricted Subsidiary Obligations) that, if in default in any respect (including a payment default), would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Borrower or its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity and

                  (c) such Subsidiary is an "Unrestricted Subsidiary" under the Senior Subordinated Notes Indentures and New Senior Subordinated Notes Indentures.

Notwithstanding the foregoing, the Borrower shall be entitled to designate any Subsidiary as an Unrestricted Subsidiary hereunder even though such Subsidiary shall, at the time of such designation, be obligated with respect to Guarantees under the Senior Subordinated Notes Indenture or any New Senior Subordinated Notes Indenture, provided that at the time of such designation, (i) the Borrower is taking such action as is necessary to cause such Subsidiary to be released from such Guarantees and (ii) such designation shall not become effective until such time as such release shall be obtained.

                  Any designation of a Subsidiary as an Unrestricted Subsidiary shall be deemed an Investment in an amount equal to the fair market value of such Subsidiary (as determined in good faith by the board of directors of the Borrower) and any such designation shall be permitted only if it complies with the provisions of Section 7.05. Any designation of an Unrestricted Subsidiary as a Restricted Subsidiary shall be deemed an Acquisition of such Unrestricted Subsidiary and shall be permitted only to the extent permitted as an Acquisition under Section 7.04(e). The Borrower shall give the Administrative Agent and each Lender prompt notice of


                                Credit Agreement
each resolution adopted by the Board of Directors (or authorized subcommittee thereof) of the Borrower under this Section 1.05 designating any Subsidiary as an Unrestricted Subsidiary (and notice of each designation of an Unrestricted Subsidiary as a Restricted Subsidiary), together with a copy of each such resolution adopted.

                                   ARTICLE II

                                   The Credits

                  SECTION 2.01. COMMITMENTS.

                  (a) Revolving Credit Loans. Subject to the terms and conditions set forth herein, each Revolving Credit Lender agrees to make Revolving Credit Loans to the Borrower from time to time during the Revolving Credit Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Credit Loans exceeding such Lender's Revolving Credit Commitment, provided that the total Revolving Credit Exposure shall not at any time exceed the total Revolving Credit Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Credit Loans.

                  Proceeds of Revolving Credit Loans shall be available for any use permitted under the applicable provisions of Section 6.09, provided that, in the event that, as contemplated by Section 2.09(b)(ii), the Borrower shall prepay Revolving Credit Loans from the proceeds of a Disposition hereunder, then an amount of Revolving Credit Commitments, as specified by the Borrower pursuant to the next sentence, equal to the amount of such prepayment (herein the "Reserved Commitment Amount") shall be reserved and shall not be available for borrowings hereunder except and to the extent that the proceeds of such borrowings are to be applied to make Capital Expenditures or Acquisitions permitted hereunder, or to make prepayments of Loans under Section 2.09(b)(ii)(z)(B). The Borrower agrees, upon the occasion of any Borrowing of Revolving Credit Loans hereunder that is to constitute a utilization of any Reserved Commitment Amount, to advise the Administrative Agent in writing of such fact at the time of such Borrowing, identifying the amount of such Borrowing that is to constitute such utilization, the Capital Expenditure or Acquisition in respect of which the proceeds of such Borrowing are to be applied and the reduced Reserved Commitment Amount to be in effect after giving effect to such Borrowing.

                  (b) Tranche A Term Loans. Subject to the terms and conditions set forth herein, each Tranche A Lender agrees to make Tranche A Term Loans to the Borrower on the Effective Date in an aggregate principal amount up to but not exceeding its Tranche A Commitment. Tranche A Term Loans that are prepaid may not be reborrowed.

                  (c) Tranche B Term Loans. Subject to the terms and conditions set forth herein, each Tranche B Lender agrees to make Tranche B Term Loans to the Borrower on the Effective Date, in an aggregate principal amount up to but not exceeding its Tranche B Commitment. Tranche B Term Loans that are prepaid may not be reborrowed.


                                Credit Agreement

                  (d) Incremental Loans. In addition to Borrowings of Revolving Credit Loans and Term Loans pursuant to paragraphs (a), (b) and (c) above, at any time and from time to time prior to the Incremental Loan Commitment Termination Date, the Borrower may request that the Lenders offer to enter into commitments to make additional term loans (each such loan being herein called an "Incremental Loan") under this paragraph (d). In the event that one or more of the Lenders offer, in their sole discretion, to enter into such commitments, and such Lenders and the Borrower agree as to the amount of such commitments that shall be allocated to the respective Lenders making such offers and the fees (if any) to be payable by the Borrower in connection therewith, such Lenders shall become obligated to make Incremental Loans under this Agreement in an amount equal to the amount of their respective Incremental Loan Commitments. The Incremental Loans to be made pursuant to any such agreement between the Borrower and one or more Lenders in response to any such request by the Borrower shall be deemed to be a separate "Series" of Incremental Loans for all purposes of this Agreement. Anything herein to the contrary notwithstanding, (i) the minimum aggregate principal amount of Incremental Loan Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Loans) shall be $10,000,000 and (ii) the aggregate principal amount of all Incremental Loan Commitments and Incremental Loans shall not exceed $400,000,000.

                  Following the acceptance by the Borrower of the offers made by any one or more Lenders to make any Series of Incremental Loans pursuant to the foregoing provisions of this paragraph (d), each Incremental Loan Lender in respect of such Series of Incremental Loans severally agrees, on the terms and conditions of this Agreement, to make such Incremental Loans to the Borrower in Dollars during the period from and including the date of such acceptance to but excluding the Incremental Loan Commitment Termination Date in an aggregate principal amount up to but not exceeding the amount of the Incremental Loan Commitment of such Incremental Loan Lender in respect of such Series as in effect from time to time. Thereafter, subject to the terms and conditions of this Agreement, the Borrower may convert Incremental Loans of such Series of one Type into Incremental Loans of such Series of another Type (as provided in Section 2.06) or continue Incremental Loans of such Series of one Type as Incremental Loans of such Series of the same Type (as provided in Section 2.06). Incremental Loans of any Series that are prepaid may not be reborrowed as Incremental Loans of the same Series.

                  Proceeds of Incremental Loans shall be available for any use permitted under the applicable provisions of Section 6.09.

                  SECTION 2.02. LOANS AND BORROWINGS.

                  (a) Obligations Several. Each Loan of a particular Class (and, in the case of Incremental Loans, of a particular Series) shall be made as part of a Borrowing consisting of Loans of such Class (and, if applicable, of such Series) made by the Lenders ratably in accordance with their respective Commitments of such Class (and, if applicable, of such Series). The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.


                                Credit Agreement

                  (b) Type of Loans. Subject to Section 2.12, each Borrowing shall be comprised entirely of Base Rate Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c) Minimum Amounts. At the commencement of each Interest Period for a Eurodollar Borrowing, such Borrowing shall be in an aggregate amount at least equal to $2,000,000 or any greater multiple of $1,000,000. At the time that each Base Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is at least equal to $500,000 or any greater multiple of $500,000; provided that (i) a Base Rate Borrowing of Loans of any Class may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of such Class (or, in the case of an Incremental Loan Commitment of any Series, in an aggregate amount that is equal to the entire unused balance of the total Commitments of such Series) and (ii) a Revolving Credit Base Rate Borrowing may be in an amount that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.

                  SECTION 2.03. REQUESTS FOR BORROWINGS. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone
(a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of a Base Rate Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of a Revolving Credit Base Rate Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i) whether the requested Borrowing is to be a Revolving Credit Borrowing, a Tranche A Borrowing, a Tranche B Borrowing, or an Incremental Loan Borrowing (including, if applicable, the respective Series of Incremental Loans to which such Borrowing relates);

                  (ii) the aggregate amount of such Borrowing;

                  (iii) the date of such Borrowing, which shall be a Business
         Day;

                  (iv) whether such Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing;


                                Credit Agreement

                  (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Base Rate Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  Anything herein to the contrary notwithstanding, the initial Borrowing hereunder shall be a Base Rate Borrowing.

                  SECTION 2.04. LETTERS OF CREDIT.

                  (a) General. Subject to the terms and conditions set forth herein, in addition to the Revolving Credit Loans provided for in Section 2.01(a), the Borrower may request the issuance of Letters of Credit for its own account by the Issuing Lender, in a form reasonably acceptable to the Issuing Lender, at any time and from time to time during the Revolving Credit Availability Period. Letters of Credit issued hereunder shall constitute utilization of the Revolving Credit Commitments. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.04), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Lender, the Borrower also shall submit a letter of credit application on the Issuing Lender's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure of the Issuing Lender (determined for these purposes without giving effect to the


                                Credit Agreement
participations therein of the Revolving Credit Lenders pursuant to paragraph (d) of this Section 2.04) shall not exceed $50,000,000 and (ii) the total Revolving Credit Exposure shall not exceed the total Revolving Credit Commitments.

                  (c) Expiration Date. Each Letter of Credit shall expire (without giving effect to any extension thereof by reason of an interruption of business) at or prior to the close of business on the earlier of (i) the date two years after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, two years after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Credit Termination Date, provided that any such Letter of Credit may provide for automatic extensions thereof to a date not later than one year beyond the current expiration date, so long as such extended expiration date is not later than the date five Business Days prior to the Revolving Credit Termination Date.

                  (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by the Issuing Lender, and without any further action on the part of the Issuing Lender, the Issuing Lender hereby grants to each Revolving Credit Lender, and each Revolving Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Revolving Credit Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Lender, such Revolving Credit Lender's Applicable Percentage of each LC Disbursement made by the Issuing Lender and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section 2.04, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the Issuing Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that, if such LC Disbursement is not less than $500,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with a Revolving Credit Base Rate Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Revolving Credit Base Rate Borrowing.

                  If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Credit Lender of the applicable LC Disbursement, the payment then


                                Credit Agreement
due from the Borrower in respect thereof and such Revolving Credit Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Credit Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Revolving Credit Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders), and the Administrative Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Revolving Credit Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Lender or, to the extent that the Revolving Credit Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear. Any payment made by a Revolving Credit Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

                  (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section 2.04 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.04, constitute a legal or equitable discharge of the Borrower's obligations hereunder.

                  Neither the Administrative Agent, the Lenders nor the Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the Issuing Lender or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender's gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that:

                  (i) the Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for


                                Credit Agreement
         further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;

                  (ii) the Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and

                  (iii) this sentence shall establish the standard of care to be exercised by the Issuing Lender when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

                  (g) Disbursement Procedures. The Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under any Letter of Credit. The Issuing Lender shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Lender and the Revolving Credit Lenders with respect to any such LC Disbursement.

                  (h) Interim Interest. If the Issuing Lender shall make any LC Disbursement in respect of any Letter of Credit, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Revolving Credit Base Rate Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this
Section 2.04, then Section 2.11(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender, except that interest accrued on and after the date of payment by any Revolving Credit Lender pursuant to paragraph (e) of this Section 2.04 to reimburse the Issuing Lender shall be for the account of such Lender to the extent of such payment.

                  (i) Cash Collateralization. If either (i) an Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Required Revolving Credit Lenders demanding the deposit of cash collateral pursuant to this paragraph, or (ii) the Borrower shall be required to provide cover for LC Exposure pursuant to Section 2.08 or 2.09(b), the Borrower shall immediately deposit into the Collateral Account under and as defined in the Pledge Agreement an amount in cash equal to, in the case of an Event of Default, the LC Exposure as of such date plus any accrued and unpaid interest thereon and, in the case of cover pursuant to Section 2.08 or 2.09(b), the amount required under Section 2.08 or 2.09(b), as the case may be; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Credit Party described in clause (g) or (h) of Article VIII. Such deposit shall be held by the


                                Credit Agreement

Administrative Agent as collateral in the first instance for the LC Exposure under this Agreement and thereafter for the payment of any other obligations of the Obligors hereunder.

                  (j) Existing Letters of Credit. There is outstanding on the date hereof pursuant to the Existing Credit Agreement one or more letters of credit issued by Chase (as the "Issuing Lender" thereunder) for the account of the Borrower. Upon the Effective Date each of such letters of credit is hereby designated a "Letter of Credit" under and for all purposes of this Agreement. In that connection, the Borrower hereby represents and warrants to the Issuing Lender, each Revolving Credit Lender and the Administrative Agent that each such letter of credit satisfies the requirements of this Section 2.04 (including paragraph (c) above).

                  SECTION 2.05. FUNDING OF BORROWINGS.

                  (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that Revolving Credit Base Rate Loans made to finance the reimbursement of an LC Disbursement under any Letter of Credit as provided in Section 2.04(e) shall be remitted by the Administrative Agent to the Issuing Lender.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section
2.05 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.06. INTEREST ELECTIONS.

                  (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.06. The Borrower may elect different options for continuations and conversions with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated


                                Credit Agreement
ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

                  (b) To make an election pursuant to this Section 2.06, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrowing to which such Interest Election Request applies (including, if applicable, the respective Series of Incremental Loans to which such Interest Election Request relates) and, if different options for continuations or conversions are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each affected Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a Base Rate Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar


                                Credit Agreement

Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.07. TERMINATION AND REDUCTION OF COMMITMENTS.

                  (a) Unless previously terminated, (i) the Revolving Credit Commitments shall terminate at the close of business on the Revolving Credit Termination Date, (ii) the Tranche A Commitment and the Tranche B Commitment shall terminate on the Effective Date and (iii) the Incremental Loan Commitments shall terminate on the Incremental Loan Commitment Termination Date.

                  (b) The aggregate amount of the Revolving Credit Commitments shall be automatically reduced at the close of business on each Revolving Credit Commitment Reduction Date set forth in column (A) below to the amount set forth in column (B) below opposite such Revolving Credit Commitment Reduction Date:

                                    (A)                                   (B)
                             Revolving Credit                      Revolving Credit
                           Commitment Reduction                   Commitment Reduced
                            Date Falling on or                     to the Following
                                Nearest to:                             Amounts
                           --------------------                   ------------------
                           March 31, 2002                              $341,250,000
                           June 30, 2002                               $332,500,000
                           September 30, 2002                          $323,750,000
                           December 31, 2002                           $315,000,000

                           March 31, 2003                              $306,250,000
                           June 30, 2003                               $297,500,000
                           September 30, 2003                          $288,750,000
                           December 31, 2003                           $280,000,000

                           March 31, 2004                              $253,750,000
                           June 30, 2004                               $227,500,000
                           September 30, 2004                          $201,250,000
                           December 31, 2004                           $175,000,000

                           March 31, 2005                              $144,375,000
                           June 30, 2005                               $113,750,000
                           September 30, 2005                         $  83,125,000
                           December 31, 2005                          $  52,500,000

                           March 1, 2006                                         $0


                  (c) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class (including the Commitments of any Series of Incremental Loans); provided that (i) each reduction of the Commitments of such Class shall be in an amount that is


                                Credit Agreement
at least equal to $3,000,000 or any greater multiple of $1,000,000, (ii) the Borrower shall not terminate or reduce the Commitments of such Class if, after giving effect to any concurrent prepayment of Loans in accordance with Section 2.09, the outstanding Loans of such Class would exceed the total Commitments of such Class and (iii) the Borrower shall not terminate or reduce the Revolving Credit Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, the total Revolving Credit Exposures would exceed the total Revolving Credit Commitments.

                  (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce Commitments under paragraph (c) of this Section
2.07 at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.07 shall be irrevocable; provided that a notice of termination of Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of Commitments shall be permanent. Each reduction of Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

                  SECTION 2.08. REPAYMENT OF LOANS; EVIDENCE OF DEBT.

                  (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Revolving Credit Lender the then unpaid principal amount of such Lender's Revolving Credit Loans on the Revolving Credit Termination Date. In addition, if following any Revolving Credit Commitment Reduction Date the aggregate principal amount of the Revolving Credit Exposure shall exceed the Revolving Credit Commitments, the Borrower shall pay Revolving Credit Loans (and/or provide cover for LC Exposure as specified in Section 2.04(i)) in an aggregate amount equal to such excess.

                  (b) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Tranche A Lenders the outstanding principal amount of the Tranche A Term Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date:

                       Principal Payment Date                         Principal Amount
                       ----------------------                         ----------------
                         September 30, 2001                              $22,500,000
                         December 31, 2001                               $22,500,000

                         March 31, 2002                                  $11,250,000
                         June 30, 2002                                   $11,250,000
                         September 30, 2002                              $11,250,000
                         December 31, 2002                               $11,250,000


                                Credit Agreement

                         March 31, 2003                                  $22,500,000
                         June 30, 2003                                   $22,500,000
                         September 30, 2003                              $22,500,000
                         December 31, 2003                               $22,500,000

                         March 31, 2004                                  $28,125,000
                         June 30, 2004                                   $28,125,000
                         September 30, 2004                              $28,125,000
                         December 31, 2004                               $28,125,000

                         March 31, 2005                                  $31,500,000
                         June 30, 2005                                   $31,500,000
                         September 30, 2005                              $31,500,000
                         December 31, 2005                               $31,500,000

                         March 1, 2006                                   $31,500,000

If the initial aggregate amount of the Tranche A Commitments exceeds the aggregate principal amount of Tranche A Term Loans that are outstanding on the Effective Date, then the scheduled repayments of Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess. To the extent not previously paid, all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date.

                  (c) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Tranche B Lenders the outstanding principal amount of the Tranche B Term Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date:

                       Principal Payment Date                          Principal Amount
                       ----------------------                          ----------------
                         September 30, 2001                                 $500,000
                         December 31, 2001                                  $500,000

                         March 31, 2002                                     $500,000
                         June 30, 2002                                      $500,000
                         September 30, 2002                                 $500,000
                         December 31, 2002                                  $500,000

                         March 31, 2003                                     $500,000
                         June 30, 2003                                      $500,000
                         September 30, 2003                                 $500,000
                         December 31, 2003                                  $500,000


                                Credit Agreement

                         March 31, 2004                                     $500,000
                         June 30, 2004                                      $500,000
                         September 30, 2004                                 $500,000
                         December 31, 2004                                  $500,000

                         March 31, 2005                                     $500,000
                         June 30, 2005                                      $500,000
                         September 30, 2005                                 $500,000
                         December 31, 2005                                  $500,000

                         March 31, 2006                                     $500,000
                         June 30, 2006                                      $500,000
                         August 1, 2006                                 $190,000,000

If the initial aggregate amount of the Tranche B Commitments exceeds the aggregate principal amount of Tranche B Term Loans that are outstanding on the Effective Date, then the scheduled repayments of Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess. To the extent not previously paid, all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date.

                  (d) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Incremental Loan Lenders of any Series the principal of the Incremental Loans of such Series in consecutive quarterly installments on such dates and in such amounts as shall be agreed upon between the Borrower and such Lenders at the time the Incremental Loan Commitments of such Series are established, provided that in no event shall the average life to maturity (determined in accordance with GAAP) of the Incremental Loans of any Series be earlier than the average life to maturity (so determined) of the Tranche A Loans.
                  (e) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (f) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof (and, in the case of Incremental Loans, the respective Series thereof) and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (g) The entries made in the accounts maintained pursuant to paragraph (e) or (f) of this Section 2.08 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.


                                Credit Agreement

                  (h) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.09. PREPAYMENT OF LOANS.

                  (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (d) of this Section 2.09. Each prepayment of Term Loans or Incremental Loans shall be applied to the Term Loans and Incremental Loans ratably in accordance with the respective outstanding principal amounts of such Term Loans and Incremental Loans (and, in the case of Incremental Loans, to all Series thereof ratably in accordance with the respective outstanding principal amounts of such Series), and to the installments thereof due on the two Quarterly Dates immediately following the date of such prepayment, in direct order of maturity, and, thereafter, pro rata in accordance with the respective aggregate principal amounts of the Term Loans and Incremental Loans outstanding on the date of such prepayment.

                  (b) Mandatory Prepayments. The Borrower shall make prepayments of the Loans hereunder as follows:

                  (i) Casualty Events. Upon the date 270 days following the receipt by the Borrower or any of its Subsidiaries of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any property of the Borrower or any of its Restricted Subsidiaries (or upon such earlier date as the Borrower or such Restricted Subsidiary, as the case may be, shall have determined not to repair or replace the property affected by such Casualty Event), the Borrower shall prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.04(i)) in an aggregate amount, if any, equal to 100% of the Net Available Proceeds of such Casualty Event not theretofore applied or committed to be applied to the repair or replacement of such property (it being understood that if Net Available Proceeds committed to be applied are not in fact applied within twelve months of the respective Casualty Event, then such Proceeds shall be applied to the prepayment of Loans and cover for LC Exposure as provided in this clause (i) at the expiration of such twelve-month period), such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (iv) of this Section 2.09(b).

                  (ii) Sale of Assets. Without limiting the obligation of the Borrower to obtain the consent of the Required Lenders to any Disposition not otherwise permitted hereunder, the Borrower agrees, on or prior to the occurrence of any Disposition, to deliver to the Administrative Agent a statement certified by a Financial Officer, in form and detail


                                Credit Agreement
         reasonably satisfactory to the Administrative Agent, of the estimated amount of the Net Cash Payments of such Disposition that will (on the date of such Disposition) be received by the Borrower or any of its Subsidiaries in cash and, unless the Borrower shall elect to reinvest such Net Cash Payments as provided below, the Borrower will prepay the Loans hereunder (and provide cover for LC Exposure as specified in Section 2.04(i)) as follows:

                           (w) upon the date of such Disposition, in an
                  aggregate amount equal to 100% of such estimated amount of the Net Cash Payments of such Disposition, to the extent received by the Borrower or any of its Subsidiaries in cash on the date of such Disposition; and

                           (x) thereafter, quarterly, on the date of the
                  delivery by the Borrower to the Administrative Agent pursuant to Section 6.01 of the financial statements for any quarterly fiscal period or fiscal year, to the extent the Borrower or any of its Subsidiaries shall receive Net Cash Payments during the quarterly fiscal period ending on the date of such financial statements in cash under deferred payment arrangements or Disposition Investments entered into or received in connection with any Disposition, an amount equal to (A) 100% of the aggregate amount of such Net Cash Payments minus (B) any transaction expenses associated with Dispositions and not previously deducted in the determination of Net Cash Payments plus (or minus, as the case may be) (C) any other adjustment received or paid by the Borrower or any of its Subsidiaries pursuant to the respective agreements giving rise to Dispositions and not previously taken into account in the determination of the Net Cash Payments of Dispositions, provided that if prior to the date upon which the Borrower would otherwise be required to make a prepayment under this clause (x) with respect to any quarterly fiscal period the aggregate amount of such Net Cash Payments (after giving effect to the adjustments provided for in this clause
                  (x)) shall exceed $5,000,000, then the Borrower shall within three Business Days make a prepayment under this clause (x) in an amount equal to such required prepayment.

         Prepayments of Loans (and cover for LC Exposure) shall be effected in each case in the manner and to the extent specified in clause (iv) of this Section 2.09(b).

                  Notwithstanding the foregoing, the Borrower shall not be required to make a prepayment (or provide cover) pursuant to this
         Section 2.09(b)(ii) with respect to the Net Cash Payments from any Disposition in the event that the Borrower advises the Administrative Agent at the time a prepayment is required to be made under the foregoing clauses (w) or (x) that it intends to reinvest such Net Cash Payments into assets reasonably related to the outdoor advertising, out-of-home media and logo signage business pursuant to one or more Capital Expenditures or Acquisitions permitted hereunder, so long as:

                           (y) such Net Cash Payments are either (A) placed by
                  the Borrower into a segregated deposit account pending such reinvestment or (B) applied by the Borrower to the prepayment of Revolving Credit Loans hereunder (in which event the Borrower agrees to advise the Administrative Agent in writing at the time of


                                Credit Agreement
                  such prepayment of Revolving Credit Loans that such prepayment is being made from the proceeds of a Disposition and that, as contemplated by the second paragraph of Section 2.01(a), a portion of the Revolving Credit Commitments equal to the amount of such prepayment gives rise to a Reserved Commitment Amount that shall be available hereunder only for purposes of making Capital Expenditures or Acquisitions permitted hereunder or to make prepayments of Loans under clause (z)(B) below), and

                           (z) the Net Cash Payments from any Disposition are in
                  fact so reinvested within 180 days of such Disposition (it being understood that, in the event Net Cash Payments from more than one Disposition are deposited into a segregated deposit account or applied to the prepayment of Revolving Credit Loans as provided in clause (y) above, such Net Cash Payments shall be deemed to be applied (or, as the case may be, Revolving Credit Loans utilizing the Reserved Commitment Amount shall be deemed to be made) in the same order in which such Dispositions occurred and, accordingly, (A) any such Net Cash Payments so held for more than 180 days shall be forthwith applied to the prepayment of Loans (and cover for LC Exposure) as provided in clause (iv) of this Section 2.09(b) and (B) any Reserved Commitment Amount that remains so unutilized for 180 days shall be utilized through the borrowing by the Borrower of Revolving Credit Loans the proceeds of which shall be applied to the prepayment of Loans (and cover for LC Exposure) as provided in clause (iv) of this
                  Section 2.09(b)).

                  In the event that any Reserved Commitment Amount with respect to any Disposition shall remain unutilized for 180 days and the Borrower shall for any reason not borrow Revolving Credit Loans the proceeds of which are applied to the prepayment of Loans (and cover for LC Exposure) as provided above in this clause (ii), the Revolving Credit Lenders agree (which agreement shall be absolute and unconditional, regardless of whether or not the conditions to a borrowing of Revolving Credit Loans hereunder shall have been satisfied and regardless of the occurrence or continuance of any Event of Default, including any Event of Default described in paragraphs (g) or
         (h) of Article VIII) to purchase participations in the Loans of the Term Loan Lenders and Incremental Loan Lenders in amounts equivalent to the amount of the respective prepayments that each of such Lenders would have received had such borrowing of Revolving Credit Loans occurred as provided above.

                  Anything herein to the contrary notwithstanding, the Borrower shall not be required to make any prepayment pursuant to this clause
         (ii) with respect to the first $10,000,000 of Net Cash Payments.

                  (iii) Change of Control. Upon the occurrence of any "Change of Control" under and as defined in the Senior Subordinated Notes Indenture or New Senior Subordinated Notes Indenture (or any similar provision in the applicable governing agreement for any Refunding Indebtedness), the Borrower shall prepay the Loans hereunder (and provide cover for LC Exposure as specified in Section 2.04(i)), and the Commitments hereunder shall be automatically terminated.


                                Credit Agreement

                  (iv) Application. Upon the occurrence of any of the events described in the above paragraphs of this Section 2.09(b), the amount of the required prepayment shall be applied first, to the prepayment of the Term Loans and Incremental Loans, in each case ratably in accordance with the respective then-outstanding aggregate amounts of such Loans, and second, after the prepayment in full of the Term Loans and Incremental Loans, to the repayment of the Revolving Credit Loans, without reduction of Revolving Credit Commitments. Each such prepayment of the Term Loans and Incremental Loans shall be applied ratably to the installments thereof.

Notwithstanding the foregoing, to the extent that at the time of any prepayment described above there are Tranche A Term Loans outstanding, any Tranche B Term Lender may, by notice to the Borrower and the Administrative Agent, decline all or any portion (in a minimum amount at least equal to $1,000,000) of the prepayment to which it would otherwise be entitled, provided that the portion of such prepayment so declined by any such Tranche B Term Lender shall be applied to the prepayment of the Tranche A Term Loans.

                  (c) Mandatory Prepayments -- Outstandings Exceeding Commitments. The Borrower shall prepay the Revolving Credit Loans (and/or provide cover for the LC Exposure as specified in Section 2.04(i)) in the event that the aggregate amount of the Revolving Credit Exposure shall at any time exceed the aggregate amount of the Revolving Commitments.

                  (d) Notification of Prepayments. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of a Base Rate Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice relating to a Borrowing of a particular Class, the Administrative Agent shall advise the Lenders holding Loans of such Class of the contents thereof. Each partial prepayment of any Borrowing under paragraph (a) of this Section 2.09 shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.

                  (e) Prepayments Accompanied by Interest. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11.

                  SECTION 2.10. FEES.

                  (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a rate per annum equal to 0.375% on the daily average unused amount of the Revolving Credit Commitments and Term Loan Commitments of such Lender during the period from and including the date hereof to but excluding the date on which such Revolving Credit Commitment or Term Loan Commitment


                                Credit Agreement
terminates. Accrued commitment fees shall be payable in arrears on each Quarterly Date and, in respect of any Revolving Credit Commitments or Term Loan Commitments, on the date such Revolving Credit Commitments or Term Loan Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (b) The Borrower agrees to pay with respect to Letters of Credit outstanding hereunder the following fees:

                  (i) to the Administrative Agent for the account of each Revolving Credit Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Margin used in determining interest on Revolving Credit Eurodollar Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Credit Commitment terminates and the date on which there shall no longer be any Letters of Credit outstanding hereunder, and

                  (ii) to the Issuing Lender (x) a fronting fee, which shall accrue at the rate of 3/16 of 1% per annum on the average daily amount of the LC Exposure of the Issuing Lender (determined for these purposes without giving effect to the participations therein of the Revolving Credit Lenders pursuant to paragraph (d) of Section 2.04, and excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Credit Commitments and the date on which there shall no longer be any Letters of Credit of the Issuing Lender outstanding hereunder, and (y) the Issuing Lender's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.

Accrued participation fees and fronting fees shall be payable in arrears on each Quarterly Date and on the date the Revolving Credit Commitments terminate, commencing on the first such date to occur after the date hereof, provided that any such fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed in writing between the Borrower and the Administrative Agent.

                  (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances, absent manifest error in the determination thereof.


                                Credit Agreement

                  SECTION 2.11. INTEREST.

                  (a) The Loans comprising each Base Rate Borrowing shall bear interest at a rate per annum equal to the Adjusted Base Rate plus the Applicable Margin.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

                  (c) Notwithstanding the foregoing, (i) except as otherwise provided in clause (ii) below, during the period when any Default shall have occurred and be continuing for a period of 90 or more days (and the Administrative Agent, acting on the instructions of the Required Lenders, shall have notified the Borrower that the provisions of this clause (i) shall apply), the principal of all Loans hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to the Adjusted Base Rate plus the Applicable Margin for Base Rate Loans plus 2% and (ii) if any principal on any Loan payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such principal shall bear interest, after as well as before judgment, at a rate per annum equal to the Adjusted Base Rate plus the Applicable Margin for Base Rate Loans plus 2%.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.11 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Eurodollar Loan (or the repayment or prepayment in full of the Term Loans or Incremental Loans), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion, (iv) all accrued interest on Revolving Credit Loans shall be payable upon termination of the Revolving Credit Commitments.

                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Adjusted Base Rate at times when the Adjusted Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Adjusted Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.12. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or


                                Credit Agreement

                  (b) if such Borrowing is of a particular Class of Loans (including of a particular Series of Incremental Loans), the Administrative Agent is advised by the Required Revolving Credit Lenders, the Required Tranche A Lenders, the Required Tranche B Lenders or the Required Incremental Loan Lenders of such Series, as the case may be, that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans of such Class included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the affected Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and such Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any such Borrowing to, or continuation of any such Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a Base Rate Borrowing.

                  SECTION 2.13. INCREASED COSTS.

                  (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Lender; or

                  (ii) impose on any Lender or the Issuing Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Lender reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Lender's capital or on the capital of such Lender's or the Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Lender's policies and the policies of such Lender's or the Issuing Lender's holding company with respect to capital adequacy), then from time to time


                                Credit Agreement
the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, or such Lender's or the Issuing Lender's holding company, for any such reduction suffered.

                  (c) A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.13 shall be delivered to the Borrower and shall be conclusive so long as it reflects a reasonable basis for the calculation of the amounts set forth therein and does not contain any manifest error. The Borrower shall pay such Lender or the Issuing Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section 2.13 shall not constitute a waiver of such Lender's or the Issuing Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section 2.13 for any increased costs or reductions incurred more than six months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

                  SECTION 2.14. BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable and is revoked in accordance herewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.

                  In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of

                  (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over


                                Credit Agreement

                  (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for U.S. dollar deposits from other banks in the eurodollar market at the commencement of such period.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.14 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.15. TAXES

                  (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) the Administrative Agent, Lender or the Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be (and any penalties, interest and reasonable expenses arising therefrom or with respect thereto during the period prior to the Borrower making the payment demanded under this paragraph
(c)), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver


                                Credit Agreement
to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

                  SECTION 2.16. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS.

                  (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at such of its offices in New York City as shall be notified to the relevant parties from time to time, except payments to be made directly to the Issuing Lender as expressly provided herein and except that payments pursuant to Sections 2.13, 2.14, 2.15 and 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof, and the Borrower shall have no liability in the event timely or correct distribution of such payments is not so made. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in U.S. dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) Except to the extent otherwise provided herein: (i) each borrowing of Loans of a particular Class (including of a particular Series of Incremental Loans) from the Lenders under Section 2.01 shall be made from the relevant Lenders, each payment of commitment fee under Section 2.10 in respect of Commitments of a particular Class (including of a particular Series of Incremental Loans) shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class (including of a particular Series of Incremental Loans) under Section 2.07 shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class;
(ii) Eurodollar Loans of any Class (including of a particular Series of Incremental Loans) having the same Interest Period shall be allocated pro rata among the relevant Lenders according to the amounts of their Commitments of such Class (in the case of the making of Loans) or their respective Loans of such Class (in the case of


                                Credit Agreement
conversions and continuations of Loans); (iii) each payment or prepayment by the Borrower of principal of Loans of a particular Class (including of a particular Series of Incremental Loans) shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; (iv) each payment by the Borrower of interest on Loans of a particular Class (including of a particular Series of Incremental Loans) shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders; and (v) each payment by the Borrower of participation fees in respect of Letters of Credit shall be made for the account of the Revolving Credit Lenders pro rata in accordance with the amount of participation fees then due and payable to the Revolving Credit Lenders.

                  (d) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans (or participations in LC Disbursements) of any Class resulting in such Lender receiving payment of a greater proportion of the aggregate principal amount of its Loans (and participations in LC Disbursements) of such Class and accrued interest thereon than the proportion of such amounts received by any other Lender of any other Class, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans (and LC Disbursements) of the other Lenders to the extent necessary so that the benefit of such payments shall be shared by all the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans (and participations in LC Disbursements); provided that
(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, unless the Lender from which such payment is received is required to pay interest thereon, in which case each Lender returning funds to such Lender shall pay its pro rata share of such interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans (or participations in LC Disbursements) to any assignee or participant, other than to any Credit Party or any subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender entitled thereto (the "Applicable Recipient") hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Applicable Recipient the amount due. In such event, if the Borrower has not in fact made such payment, then each Applicable Recipient severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Applicable Recipient with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.


                                Credit Agreement

                  (f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(d), 2.04(e), 2.05(b) or 2.16(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Section until all such unsatisfied obligations are fully paid.

                  SECTION 2.17. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

                  (a) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations, hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, the Issuing Lender), which consents shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (and participations in LC Disbursements), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                Credit Agreement

                                   ARTICLE III

                       Guarantee by Subsidiary Guarantors

                  SECTION 3.01. THE GUARANTEE. Each Subsidiary Guarantor hereby jointly and severally guarantees to each Lender, the Issuing Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Borrower, all LC Disbursements and all other amounts from time to time owing to the Lenders, the Issuing Lender or the Administrative Agent by the Borrower hereunder or under any other Loan Document, and all obligations of the Borrower to any Lender under any Hedging Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). Each Subsidiary Guarantor hereby further agrees that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, each Subsidiary Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  SECTION 3.02. OBLIGATIONS UNCONDITIONAL. The obligations of each Subsidiary Guarantor under Section 3.01 are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 3.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to such Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions hereof or of the other Loan Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right hereunder or under the other Loan Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or


                                Credit Agreement

                  (iv) any lien or security interest granted to, or in favor of, the Administrative Agent, the Issuing Lender or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent, the Issuing Lender or any Lender exhaust any right, power or remedy or proceed against the Borrower hereunder or under the other Loan Documents or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  SECTION 3.03. REINSTATEMENT. The obligations of each Subsidiary Guarantor under this Article III shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each of the Subsidiary Guarantors agrees that it will indemnify the Administrative Agent, the Issuing Lender and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent, any Lender or the Issuing Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  SECTION 3.04. SUBROGATION. Each Subsidiary Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code of 1978, as amended) or otherwise by reason of any payment by it pursuant to the provisions of this Article III and further agrees with the Borrower for the benefit of each of its creditors (including, without limitation, the Issuing Lender, each Lender and the Administrative Agent) that any such payment by it shall constitute a contribution of capital by such Subsidiary Guarantor to the Borrower.

                  SECTION 3.05. REMEDIES. Each Subsidiary Guarantor agrees that, as between such Subsidiary Guarantor and the Lenders, the obligations of the Borrower hereunder may be declared to be forthwith due and payable as provided in Article VIII or Section 2.04(i), as applicable (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII or Section 2.04(i), as applicable) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by such Subsidiary Guarantor for purposes of Section 3.01.

                  SECTION 3.06. INSTRUMENT FOR THE PAYMENT OF MONEY. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Article III constitutes an instrument for the payment of money, and consents and agrees that the Issuing Lender, any


                                Credit Agreement

Lender or the Administrative Agent, at its sole option, in the event of a dispute by the Subsidiary Guarantors in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

                  SECTION 3.07. CONTINUING GUARANTEE. The guarantee in this
Article III is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                  SECTION 3.08. RIGHTS OF CONTRIBUTION. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 3.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article III and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

                  For purposes of this Section 3.08, (i) "Excess Funding Guarantor" means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "Excess Payment" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) "Pro Rata Share" means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of
(x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock of, or ownership interest in, any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Obligors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Obligors hereunder and under the other Loan Documents) of all of the Obligors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the Effective Date, as of the Effective Date and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

                  SECTION 3.09. GENERAL LIMITATION ON GUARANTEE OBLIGATIONS. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section 3.01 would otherwise, taking into account the provisions of Section 3.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of


                                Credit Agreement
its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.


                                   ARTICLE IV

                         Representations and Warranties

                  The Borrower and each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries, that:

                  SECTION 4.01. ORGANIZATION; POWERS. The Borrower and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Borrower and each of its Subsidiaries has all requisite power and authority under its organizational documents to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 4.02. AUTHORIZATION; ENFORCEABILITY. The Transactions are within the corporate power of each Credit Party and have been duly authorized by all necessary corporate and, if required, stockholder action on the part of such Credit Party. This Agreement has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION 4.03. GOVERNMENTAL APPROVALS; NO CONFLICTS. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for approvals in connection with the Chancellor Acquisition each of which will, prior to the Effective Date, have been duly obtained and all waiting periods in connection therewith will have lapsed, (b) will not violate any applicable law, policy or regulation or the charter, by-laws or other organizational documents of any Credit Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Credit Party, or any of its assets, or give rise to a right thereunder to require any payment to be made by any Credit Party, and (d) except for the Liens created by the Security Documents, will not result in the creation or imposition of any Lien on any asset of the Credit Parties.

                  Without limiting the generality of the foregoing, if, after giving effect to any Borrowing, or any issuance, amendment, renewal or extension of any Letter of Credit, the sum of the aggregate amount of the Revolving Credit Exposure plus the aggregate outstanding amount


                                Credit Agreement
of Term Loans and Incremental Loans is greater than $200,000,000, the Borrower will be in compliance with the provisions of Section 4.8 of the OCI Indenture.

                  SECTION 4.04. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE; YEAR 2000 ISSUES.

                  (a) Financial Statements. The Borrower has heretofore delivered to the Lenders the following financial statements:

                  (i) the audited consolidated balance sheet and statements of earnings (loss), stockholders' deficit and cash flows of the Borrower and its Subsidiaries (and, separately stated, of the Borrower and its Restricted Subsidiaries) as of and for the fiscal year ended December 31, 1998, reported on by KPMG Peat Marwick LLP, independent public accountants;

                  (ii) the unaudited consolidated balance sheet and statements of earnings (loss), stockholders' deficit and cash flows of the Borrower and its Subsidiaries (and, separately stated, of the Borrower and its Restricted Subsidiaries) as of and for the three-month period ended March 31, 1999, certified by a Financial Officer of the Borrower;

                  (iii) the audited consolidated balance sheets and statement of operations of Chancellor Media Outdoor Corporation for the period from July 22, 1998 through December 31, 1998 reported on by
         PricewaterhouseCoopers LLP, and the unaudited consolidated balance sheet and statement of operations of Chancellor Media Outdoor Corporation for the three-month period ended March 31, 1999;

                  (iv) the unaudited consolidated balance sheet of Chancellor Media Outdoor Corporation as of March 31, 1999, which has been adjusted to give effect to the Preliminary Transactions under and as defined in the Chancellor Acquisition Agreement, and the unaudited consolidated statement of operations of Chancellor Media Outdoor Corporation for the twelve month period ended March 31, 1999, which has been adjusted to give effect to such Preliminary Transactions as if such Preliminary Transactions had been consummated on April 1, 1998; and

                  (v) the pro forma statement of earnings (loss) of the Borrower and its Restricted Subsidiaries as of and for the fiscal year ended December 31, 1998 and for the three month period ended March 31, 1999, and the pro forma balance sheet of the Borrower and its Restricted Subsidiaries as of March 31, 1999, each of which financial statements have been prepared under the assumption that the Chancellor Acquisition had been consummated on January 1, 1998.

Such financial statements present fairly, in all material respects, (i) in the case of the financial statements referred to in clauses (i) through (iv) above, the respective consolidated actual financial condition of the respective entities as at said respective dates and the consolidated and unconsolidated results of their operations for the fiscal periods ended on said respective dates, all in accordance with generally accepted accounting principles and practices applied on a consistent basis, subject, in the case of unaudited financial statements, to the absence of footnotes and year-end


                                Credit Agreement
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                                     - 56 -


audit adjustments and (ii) in the case of the financial statements referred to in clause (v) above, the pro forma financial condition of the Borrower and its Restricted Subsidiaries as at March 31, 1999, and the consolidated and unconsolidated results of their operations for the respective fiscal periods ended on March 31, 1999, based on generally accepted accounting principles and practices applied on a consistent basis, subject, in the case of unaudited financial statements, to the absence of footnotes and year-end audit adjustments. None of said entities has on the date hereof any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said pro forma balance sheet as at March 31, 1999 referred to in clause (v) above. Since December 31, 1998, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Restricted Subsidiaries taken as a whole from that set forth in said pro forma consolidated financial statements referred to in clause (v) above.

                  (b) Year 2000 Issues. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the computer systems of the Borrower and its Subsidiaries and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the systems of the Borrower and its Subsidiaries interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by November 30, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and its Subsidiaries to conduct its business without a Material Adverse Effect.

                  SECTION 4.05. PROPERTIES.

                  (a) Properties Generally. Each of the Borrower and its Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) Intellectual Property. Each of the Borrower and its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.06. LITIGATION AND ENVIRONMENTAL MATTERS.

                  (a) Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any of the Credit Parties, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Basic Documents or the Transactions.

                  (b) Environmental Matters. Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or any inquiry, allegation, notice or other communication from any Governmental Authority concerning its compliance with any Environmental Law or (iv) knows of any basis for any Environmental Liability.

                  (c) No Change in Disclosed Matters. Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

                  SECTION 4.07. COMPLIANCE WITH LAWS AND AGREEMENTS. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations, policies and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.08. INVESTMENT AND HOLDING COMPANY STATUS. No Credit Party nor any of their respective subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

                  SECTION 4.09. TAXES. Each of the Credit Parties and their respective Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Credit Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse


                                Credit Agreement

Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

                  SECTION 4.11. DISCLOSURE. The Credit Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Credit Party is subject, and all other matters known to any Credit Party, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Credit Parties to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents (including, without limitation, the information set forth in the Confidential Information Memorandum and the information set forth in Schedule 4.11) or delivered pursuant hereto or thereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Borrower and its Subsidiaries to the Administrative Agent and the Lenders in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Borrower that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Basic Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

                  SECTION 4.12. CAPITALIZATION. The authorized capital stock of the Borrower consists, on the date hereof, of an aggregate of 3,000 shares of common stock, with par value of $0.01 per share, of which, as of the date hereof, 100 shares are duly and validly issued and outstanding, each of which shares is fully paid and nonassessable and all of which are held beneficially and of record by Holdings. As of the date hereof, (x) there are no outstanding Equity Rights with respect to the Borrower and (y) there are no outstanding obligations of the Borrower or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Borrower nor are there any outstanding obligations of the Borrower or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

                  SECTION 4.13. MATERIAL AGREEMENTS AND LIENS.

                  (a) Indebtedness. Schedule 4.13 hereto is a complete and correct list, as of the date of this Agreement (and as of the date of the Chancellor Acquisition, giving effect thereto),


                                Credit Agreement
of each credit agreement, loan agreement, indenture, guarantee, letter of credit or other arrangement (other than this Agreement or the Existing Credit Agreement) providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower or any of its Subsidiaries the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Schedule 4.13.

                  (b) Liens. Schedule 4.13 hereto is a complete and correct list, as of the date of this Agreement (and as of the date of the Chancellor Acquisition, giving effect thereto), of each Lien securing Indebtedness of any Person the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000 and covering any property of the Borrower or any of its Subsidiaries, and the aggregate Indebtedness secured (or which may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Schedule 4.13.

                  SECTION 4.14. SUBSIDIARIES, ETC.

                  (a) Subsidiaries. Set forth in Schedule 4.14 is a complete and correct list of all of the Subsidiaries of the Credit Parties as of the date hereof (and that will be acquired pursuant to the Chancellor Acquisition) together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary, (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests and (iv) whether such Subsidiary is a Restricted Subsidiary or Unrestricted Subsidiary. Except as disclosed in Schedule 4.14, (i) each Credit Party and its respective Subsidiaries owns (and, in the case of any Subsidiary acquired pursuant to the Chancellor Acquisition, will own), free and clear of Liens (other than Liens created pursuant to the Security Documents), and has (and will have) the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule 4.14, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person. Each Subsidiary identified on said Schedule 4.14 as an "Unrestricted Subsidiary" qualifies as an Unrestricted Subsidiary under the criteria therefor set forth in Section 1.05.

                  (b) No Restrictions. Except as set forth in Schedule 4.14, as of the date of this Agreement (and, in the case of any Subsidiary acquired in the Chancellor Acquisition, as of the date of the Chancellor Acquisition), none of the Restricted Subsidiaries of the Borrower is (or will be) subject to any indenture, agreement, instrument or other arrangement containing any provision of the type described in Section 7.08, other than any such provision the effect of which has been unconditionally, irrevocably and permanently waived and other than the prohibition on the sale, transfer, assignment, mortgage, pledge, encumbrance or other disposition by MIL of its interest in the Missouri Partnership.

                  SECTION 4.15. Chancellor Acquisition. The Borrower has heretofore delivered to the Administrative Agent a true and complete copy of the Chancellor Acquisition Agreement


                                Credit Agreement

(including all modifications and supplements thereto); the Chancellor Acquisition Agreement has been duly executed and delivered by each party thereto and is in full force and effect and none of the parties thereto is in default of any of its obligations thereunder. Each of the representations and warranties set forth in Section 2.21 of the Chancellor Acquisition Agreement as in effect on the date hereof will be true and complete on and as of the consummation of the Chancellor Acquisition.

                  SECTION 4.16. Senior Notes Indenture. The Borrower has heretofore delivered to the Administrative Agent a true and complete copy of the Holdings Indenture and the related prospectus (including all modifications and supplements thereto); the Holdings Indenture has been duly executed and delivered by each party thereto and is in full force and effect and none of the parties thereto is in default of any of its obligations thereunder.

                                    ARTICLE V

                                   Conditions

                  SECTION 5.01. EFFECTIVE DATE. The obligations of the Lenders to make Loans, and of the Issuing Lender to issue Letters of Credit, hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

                  (a) Counterparts of Agreement. The Administrative Agent (or Special Counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) Opinion of Counsel to Credit Parties. The Administrative Agent (or Special Counsel) shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P., counsel to the Credit Parties, substantially in the form of Exhibit B, and covering such matters relating to the Credit Parties, this Agreement, the other Loan Documents or the Transactions as the Required Lenders shall request (and each Credit Party hereby requests such counsel to deliver such opinion).

                  (c) Opinion of Special Counsel. The Administrative Agent shall have received a favorable written legal opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Special Counsel, substantially in the form of Exhibit C (and the Administrative Agent requests Special Counsel to deliver such opinion).

                  (d) Corporate Matters. The Administrative Agent (or Special Counsel) shall have received such documents and certificates as the Administrative Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of the Transactions and any other legal matters relating to the Credit Parties, this Agreement, the other Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.


                                Credit Agreement

                  (e) Financial Officer Certificate. The Administrative Agent (or Special Counsel) shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.03.

                  (f) Notes. The Administrative Agent (or Special Counsel) shall have received for each Lender that shall have requested a promissory note, a duly completed and executed promissory note for such Lender.

                  (g) Pledge Agreement. The Administrative Agent (or Special Counsel) shall have received (i) from each Obligor a counterpart of the Pledge Agreement signed on behalf of such Obligor and (ii) to the extent not previously delivered under the Existing Credit Agreement, the stock certificates identified under the name of such Obligor in Annex 1 thereto, accompanied by undated stock powers executed in blank. In addition, each Obligor shall have taken such other action (including, to the extent not previously effected under the Existing Credit Agreement, delivering to the Administrative Agent for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Pledge Agreement.

                  (h) Holdings Guaranty and Pledge Agreement. The Administrative Agent (or Special Counsel) shall have received (i) from Holdings a counterpart of the Holdings Guaranty and Pledge Agreement signed on behalf of Holdings and (ii) to the extent not previously delivered under the Existing Credit Agreement, the stock certificates for the Borrower identified in Annex 1 thereto, accompanied by undated stock powers executed in blank. In addition, Holdings shall have taken such other action (including, to the extent not previously effected under the Existing Credit Agreement, delivering to the Administrative Agent for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Holdings Guaranty and Pledge Agreement.

                  (i) Solvency Certificate. The Administrative Agent shall have received a certificate from a Financial Officer of the Borrower to the effect that, as of the Effective Date and after giving effect to Chancellor Acquisition, the initial Loans hereunder and to the other
         Transactions:

                           (i) the aggregate value of all properties of the
                  Borrower and its Subsidiaries at their present fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceed the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and its Subsidiaries,


                                Credit Agreement

                           (ii) the Borrower and its Subsidiaries will not, on a
                  consolidated basis, have an unreasonably small capital with which to conduct their business operations as heretofore conducted and

                           (iii) the Borrower and its Subsidiaries will have, on
                  a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

         Such certificate shall include a statement to the effect that the financial projections and underlying assumptions contained in such analysis are, fair and reasonable and accurately computed.

                  (j) Insurance. The Administrative Agent shall have received a certificate of a Financial Officer setting forth the insurance obtained by the Borrower in accordance with the requirements of Section 6.05 and stating that such insurance is in full force and effect and that all premiums then due and payable thereon have been paid.

                  (k) Total Debt Ratio. The Administrative Agent shall have received a certificate of a Financial Officer, in form and detail satisfactory to the Administrative Agent, setting forth the Total Debt Ratio as at the Effective Date (which shall in any event be less than 6.00 to 1).

                  (l) Repayment of Indebtedness under Existing Credit Agreement. The Borrower shall have repaid in full the principal of and interest on all of the "Loans" outstanding under the Existing Credit Agreement and all commitments under the Existing Credit Agreement shall have been terminated.

                  (m) Consummation of Chancellor Acquisition. The Administrative Agent shall have received a certificate of a senior financial officer of the Borrower providing evidence that the Chancellor Acquisition shall have been (or shall be concurrently with the making of the initial Loans hereunder on the Effective Date) consummated in all material respects (i) in accordance with the terms of the Chancellor Acquisition Agreement as in effect on the date hereof (except for any material modifications, supplements or waivers thereof, or written consents or determinations made by the parties thereto, that shall be satisfactory to the Administrative Agent) and (ii) to the satisfaction of the Administrative Agent.

                  (n) Release and Payment of Certain Chancellor Obligations. The Administrative Agent shall have received evidence that any Indebtedness of Chancellor or any of its Subsidiaries not permitted under Section
         7.01 shall have been paid in full (or arrangements for such payment satisfactory to the Administrative Agent shall have been made) and that, to the extent any of the assets of Chancellor or any of its Subsidiaries are subject to Liens not permitted under Section 7.02, such Liens shall have been released (or arrangements for such release satisfactory to the Administrative Agent shall have been made).


                                Credit Agreement

                  (o) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender or Special Counsel shall have reasonably requested.

                  (p) Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

                  The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans, and of the Issuing Lender to issue Letters of Credit, hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 12:00 p.m., New York City time, on November 30, 1999 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  SECTION 5.02. INCREMENTAL LOAN BORROWINGS. The obligation of each Incremental Loan Lender to make an Incremental Loan on the occasion of any Borrowing is subject to the receipt by the Administrative Agent of evidence satisfactory to it that after giving effect to such Borrowing and the other transactions that are to occur on the date of such Borrowing (under the assumption that such Borrowing and such other transactions had been consummated on the first day of the respective periods for which calculations are to be made under the covenants set forth in Section 7.09), the Borrower would have been in compliance with the applicable provisions of Section 7.09, and a Financial Officer shall have delivered a certificate to the foregoing effect to the Administrative Agent.

                  SECTION 5.03. EACH EXTENSION OF CREDIT. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of each Credit Party set forth in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Borrowing, or (as applicable) the date of issuance, amendment, renewal or extension of such Letter of Credit, both before and after giving effect thereto and to the use of the proceeds thereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date).

                  (b) No Defaults. At the time of and immediately after giving effect to such Borrowing, or (as applicable) the date of issuance, amendment, renewal or extension of such Letter of Credit, no Default shall have occurred and be continuing.

                  (c) Consummation of Acquisition. To the extent that the proceeds of such Loans are being applied to finance in whole or in part any Acquisition that is not permitted under Section 7.04(e) (and that, therefore, is being consummated with the consent of the


                                Credit Agreement

         Required Lenders), evidence that such Acquisition shall have been (or shall be simultaneously) consummated in all material respects in accordance with the terms of the respective acquisition agreement (it being understood that any modifications, supplements or waivers thereof, or written consents or determinations made by the parties thereto, that shall affect in any material respect the provisions of such acquisition shall have been consented to by the Required Lenders), and the Administrative Agent shall have received a certificate of a Financial Officer to such effect and to the effect that attached thereto are true and complete copies of the documents delivered in connection with the closing of such Acquisition. In addition, the Administrative Agent shall have received copies of the legal opinions delivered to the Borrower pursuant to such acquisition agreement in connection with such Acquisition.

Each Borrowing Request, or request for issuance, amendment, renewal or extension of a Letter of Credit, shall be deemed to constitute a representation and warranty by the Borrower (both as of the date of such Borrowing Request, or request for issuance, amendment, renewal or extension, and as of the date of the related Borrowing or issuance, amendment, renewal or extension) as to the matters specified in paragraphs (a) and (b) of this Section 5.03.


                                   ARTICLE VI

                              Affirmative Covenants

                  Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Obligor covenants and agrees with the Lenders that:

                  SECTION 6.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower will furnish to the Administrative Agent and each Lender:

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower:

                           (i) consolidated and consolidating statements of
                  income, retained earnings and cash flows of the Borrower and its Subsidiaries (and, separately stated, of the Borrower and its Restricted Subsidiaries) for such fiscal year and the related consolidated and consolidating balance sheets of the Borrower and its Subsidiaries (and, separately stated, of the Borrower and its Restricted Subsidiaries) as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year,

                           (ii) an opinion of independent certified public
                  accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) stating that said consolidated financial statements referred to in the preceding clause (i)


                                Credit Agreement
                  fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries (and of the Borrower and its Restricted Subsidiaries, as the case may be) as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, and a statement of such accountants to the effect that, in making the examination necessary for their opinion, nothing came to their attention that caused them to believe that the Borrower was not in compliance with Section 7.09, insofar as such Section relates to accounting matters, and

                           (iii) a certificate of a Financial Officer stating
                  that said consolidating financial statements referred to in the preceding clause (i) fairly present the respective individual unconsolidated financial condition and results of operations of the Borrower and of each of its Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;

                  (b) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrower:

                           (i) consolidated and consolidating statements of
                  income, retained earnings and cash flows of the Borrower and its Subsidiaries (and, separately stated, of the Borrower and its Restricted Subsidiaries) for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets of the Borrower and its Subsidiaries (and, separately stated, of the Borrower and its Restricted Subsidiaries) as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year),

                           (ii) a certificate of a Financial Officer, which
                  certificate shall state that said consolidated financial statements referred to in the preceding clause (i) fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries (and of the Borrower and its Restricted Subsidiaries, as the case may be) and that said consolidating financial statements referred to in the preceding clause (i) fairly present the respective individual unconsolidated financial condition and results of operations of the Borrower and of each of its Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section
         7.06 and 7.09 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) promptly after the same become publicly available, copies of all registration statements, regular periodic reports and press releases filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange;

                  (f) promptly upon the mailing thereof to the shareholders of the Borrower generally or to the holders of the Senior Subordinated Notes or the New Senior Subordinated Notes (or any Refunding Indebtedness) or Senior Secured Notes generally, copies of all financial statements, reports and proxy statements so mailed; and

                  (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

In addition, the Borrower will arrange a meeting with the Lenders at a site reasonably convenient to the parties and acceptable to the Administrative Agent, at least once during each fiscal year (but in any event with a period of no more than fifteen months between meetings), at which the Borrower will report upon its financial condition, business and operations and have senior officers available to answer questions of the Lenders regarding such financial condition, business and operations.

                  SECTION 6.02. NOTICES OF MATERIAL EVENTS. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

                  (a) the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $5,000,000; and


                                Credit Agreement

                  (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 6.02 shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 6.03. EXISTENCE; CONDUCT OF BUSINESS. The Borrower will, and will cause each of its Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 7.04.

                  SECTION 6.04. PAYMENT OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 6.05. MAINTENANCE OF PROPERTIES; INSURANCE. The Borrower will, and will cause each of its Restricted Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

                  SECTION 6.06. BOOKS AND RECORDS; INSPECTION RIGHTS. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. The Borrower, in consultation with the Administrative Agent, will arrange for a meeting to be held at least once every year with the Lenders hereunder at which the business and operations of the Borrower and its Restricted Subsidiaries are discussed.

                  SECTION 6.07. FISCAL YEAR. To enable the ready and consistent determination of compliance with the covenants set forth in Section 7 hereof, the Borrower and its Subsidiaries will not change the last day of their fiscal year from December 31 of each year, or the last day of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30, respectively.


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                  SECTION 6.08. COMPLIANCE WITH LAWS. The Borrower will, and will cause each of its Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority (including Environmental
Laws) applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 6.09. USE OF PROCEEDS. The proceeds of the Term Loans will be used only (i) to enable the Borrower to consummate the Chancellor Acquisition, (ii) to refinance Indebtedness outstanding under the Existing Credit Agreement, and (iii) for fees and expenses related to the transactions referred to in the foregoing clauses (i) and (ii). The proceeds of the Revolving Loans will be used only (i) to enable the Borrower to consummate Acquisitions (including the Chancellor Acquisition), (ii) for capital expenditures, (iii) to repurchase OCI Subordinated Notes as contemplated by Section 7.11(ii) and (iv) for the general corporate purposes of the Borrower and its Restricted Subsidiaries in the ordinary course of business. The proceeds of the Incremental Loans will be used only for (i) Acquisitions and (ii) the general corporate purposes of the Borrower and its Restricted Subsidiaries in the ordinary course of business. No part of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

                  SECTION 6.10. CERTAIN OBLIGATIONS RESPECTING RESTRICTED SUBSIDIARIES AND COLLATERAL SECURITY.

                  (a) Subsidiary Guarantors. In the event that the Borrower shall form or acquire any new Subsidiary (other than an Unrestricted Subsidiary or an Inactive Subsidiary) after the date hereof, the Borrower will, and will cause each of its Restricted Subsidiaries to, cause such new Subsidiary within five Business Days of such formation or acquisition:

                  (i) to execute and deliver to the Administrative Agent a Joinder Agreement (and thereby to become a party to this Agreement, as a "Subsidiary Guarantor" hereunder, and to the Pledge Agreement, as a "Securing Party" thereunder) and to pledge and grant to the Administrative Agent for the benefit of the Lenders hereunder a security interest in any property owned by it that is of the type included in the definition of "Collateral" under the Pledge Agreement;

                  (ii) to take such action (including delivering such shares of stock and executing and delivering such Uniform Commercial Code financing statements) as shall be necessary to create and perfect valid and enforceable first priority Liens consistent with the provisions of the Pledge Agreement on such Collateral under the Pledge Agreement; and

                  (iii) to deliver such proof of corporate action, incumbency of officers and other documents as is consistent with those delivered by each Subsidiary Guarantor pursuant to Section 5.01 upon the Effective Date or as the Administrative Agent shall have reasonably requested.

                  Without limiting the generality of the foregoing, the Borrower shall cause any Subsidiary that becomes a guarantor in respect of any Senior Subordinated Notes or New Senior


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                                     - 69 -


Subordinated Notes (or in respect of any Refunding Indebtedness), to immediately become a Subsidiary Guarantor hereunder in compliance with the provisions of the preceding paragraph, whether or not such Subsidiary is otherwise required to be a Subsidiary Guarantor hereunder.

                  (b) Ownership of Restricted Subsidiaries. The Borrower will, and will cause each of its Restricted Subsidiaries to, take such action from time to time as shall be necessary to ensure that the percentage of the equity capital of any class or character owned by it in any Restricted Subsidiary on the date hereof (or, in the case of any newly formed or newly acquired Subsidiary, on the date of formation or acquisition) is not at any time decreased, other than by reason of transfers to the Borrower or another Restricted Subsidiary. In the event that any additional shares of stock shall be issued by any Restricted Subsidiary, the respective holder of such shares of stock shall forthwith deliver to the Administrative Agent pursuant to the Pledge Agreement the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and to take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Pledge Agreement.

                                   ARTICLE VII

                               Negative Covenants

                  Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Obligor covenants and agrees with the Lenders that:

                  SECTION 7.01. INDEBTEDNESS. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness created hereunder;

                  (b) Indebtedness in respect of notes issued by the Borrower after the date hereof so long as (i) no Default exists at the time of such issuance or would result therefrom, (ii) such Indebtedness (and any Guarantees of Subsidiaries in respect of such Indebtedness) is subordinated upon terms no less favorable (from the standpoint of the holders of "Senior Indebtedness" under and as defined in the Senior Subordinated Notes Indentures) than the terms of subordination set forth in the Senior Subordinated Notes Indentures, (iii) the scheduled amortization of such notes (whether by sinking fund payments, mandatory redemptions or repurchases or otherwise) shall not be earlier than the later of six months after the maturity date for the Incremental Loans and the maturity date of the then latest-maturing Senior Subordinated Notes or any other New Senior Subordinated Notes, (iv) the covenants, events of default and mandatory prepayment requirements (whether by sinking fund payments, mandatory redemptions or repurchases or otherwise) of the Refunding Indebtedness are not more restrictive than the corresponding provisions of the Senior Subordinated Notes Indentures, (v) after giving effect to the issuance of such notes the Borrower shall be in compliance with Section 7.09 (the determination of such compliance to be calculated on a pro forma basis as if such notes had been issued as of the first day of the period of four fiscal quarters most recently


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                                     - 70 -


         ended prior to the date of such issuance) and (vi) the Borrower furnishes to the Administrative Agent on the date of such issuance a certificate of a Financial Officer demonstrating in reasonable detail compliance with the foregoing conditions;

                  (c) Indebtedness existing on the date hereof and set forth in
         Schedule 7.01 and (x) in the case of any such Indebtedness (other than the Senior Subordinated Notes and the OCI Subordinated Notes), any extension, renewal, refunding or replacement of such Indebtedness that does not increase the principal amount of such Indebtedness outstanding on the date hereof and (y) in the case of the Senior Subordinated Notes or the OCI Subordinated Notes, (A) any extension or renewal thereof so long as such Senior Subordinated Notes or OCI Subordinated Notes (the "Refunding Indebtedness"), as so extended or renewed, would have been permitted to be issued on the date of such extension or renewal under paragraph (b) above and (B) any refunding or replacement thereof from the proceeds of New Senior Subordinated Notes issued in accordance with paragraph (b) above that does not increase the principal amount of such Indebtedness outstanding on the date of such refunding or replacement, provided that this clause (c) shall not, after the Closing Date, permit any such Indebtedness identified on said schedule that is to be paid on the Closing Date;

                  (d) Indebtedness of the Borrower to any Restricted Subsidiary and of any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary;

                  (e) Guarantees permitted under Section 7.03;

                  (f) Indebtedness of the Borrower under Equity Hedging Arrangements, so long as the aggregate maximum contingent or potential liability thereunder shall not on any date exceed $12,000,000 minus the aggregate amount in fact paid by the Borrower under all Equity Hedging Arrangements during the period commencing on the date hereof and ending on such date; and

                  (g) additional Indebtedness of the Borrower or any Restricted Subsidiary (determined on a consolidated basis without duplication in accordance with GAAP) in an aggregate principal amount up to but not exceeding $65,000,000 at any one time outstanding.

                  SECTION 7.02. LIENS. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any Property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (a) Liens created under the Security Documents;

                  (b) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in
         Schedule 7.02, provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it


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         secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                  (c) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or (in the case of property taxes and assessments not exceeding $500,000 in the aggregate more than 90 days overdue) or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or the affected Restricted Subsidiaries, as the case may be, in accordance with GAAP;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens, and vendors' Liens imposed by statute or common law not securing the repayment of Indebtedness, arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments (including, without limitation, pre-judgment attachments) but only to the extent for an amount and for a period not resulting in an Event of Default under Section 8(j) hereof;

                  (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

                  (f) deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases (other than capital leases), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not, in the aggregate, materially detract from the value of the Property of the Borrower and its Restricted Subsidiaries or interfere with the ordinary conduct of the business of the Borrower or any of its Restricted Subsidiaries;

                  (h) additional Liens upon real and/or personal Property created after the date hereof provided that the aggregate amount of obligations secured thereby shall not exceed $20,000,000;

                  (i) Liens consisting of bankers' liens and rights of setoff, in each case, arising by operation of law, and Liens on documents presented in letters of credit drawings; and

                  (j) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Restricted Subsidiary, provided that
         (i) such Liens secure Indebtedness permitted by Section 7.01(g), (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such


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
                                     - 72 -


         security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary.

                  SECTION 7.03. CONTINGENT LIABILITIES; SURETY BONDS.

                  (a) Contingent Liabilities. The Borrower will not, and will not permit any Restricted Subsidiary to, Guarantee the Indebtedness or other obligations of any Person, or Guarantee the payment of dividends or other distributions upon the stock of, or the earnings of, any Person, except:

                  (i) endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  (ii) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Restricted Subsidiary of Indebtedness of the Borrower or any other Subsidiary, provided that the aggregate amount of such Guarantees by the Borrower and its Restricted Subsidiaries of obligations of Unrestricted Subsidiaries, together with any Investments permitted under Section 7.05(a)(i), shall not exceed $100,000,000;

                  (iii) Guarantees in effect on the date hereof which are disclosed in Schedule 7.03, any replacements thereof in amounts not exceeding such Guarantees and any additions thereto, provided the additions thereto do not exceed $10,000,000 outstanding in the aggregate;

                  (iv) Surety Bonds, subject, however, to the limits set forth in Section 7.03(b);

                  (v) all transactions with or for the benefit of Affiliates that are expressly permitted under the proviso in Section 7.07; and

                  (vi) obligations in respect of Letters of Credit.

                  (b) Surety Bonds. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create, incur or suffer to exist any obligations (contingent or otherwise) with respect to any Surety Bonds on behalf of Affiliates in an aggregate face amount (as to the Borrower and the Restricted Subsidiaries taken together) exceeding $25,000,000 at any time outstanding.

                  SECTION 7.04. FUNDAMENTAL CHANGES. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other property to be sold or used in the ordinary course of business, Investments permitted under Section 7.05 and Capital Expenditures. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired (including, without limitation,


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                                     - 73 -


receivables and leasehold interests, but excluding (x) obsolete or worn-out property, tools or equipment no longer used or useful in its business and (y) any inventory or other property sold or disposed of in the ordinary course of business and on ordinary business terms).

                  Notwithstanding the foregoing provisions of this Section 7.04:

                  (a) any Restricted Subsidiary may be merged or consolidated with or into any other Restricted Subsidiary; provided that if any such transaction shall be between a Restricted Subsidiary and a Wholly Owned Restricted Subsidiary of the Borrower, the Wholly Owned Restricted Subsidiary shall be the continuing or surviving corporation;

                  (b) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its property (upon voluntary liquidation or otherwise) to any Wholly Owned Restricted Subsidiary of the Borrower;

                  (c) the capital stock of any Restricted Subsidiary may be sold, transferred or otherwise disposed of to the Borrower or any Wholly Owned Restricted Subsidiary of the Borrower;

                  (d) the Borrower or any of its Restricted Subsidiaries may sell assets (including, without limitation, capital stock issued by any of their respective Subsidiaries) for fair market value provided that
         (i) the aggregate amount of Disposition Investments and other non-cash proceeds (valued at the fair market value thereof determined in good faith by the Board of Directors of the Borrower) received by the seller in the sale of any asset shall not exceed 15% of the total sales price for such asset (including (A) the amount of liabilities, if any, assumed as a portion of the sales price and (B) the amount of any repayment by the seller of the principal of Indebtedness to the extent that (X) such Indebtedness is secured by a Lien on such asset and (Y) the seller is required by the transferee of (or holder of a Lien on) such assets to repay such principal as a condition to the purchase of such asset) and (ii) no more than 10% of EBITDA for any fiscal year of the Borrower shall be attributable to all such assets so sold in the following fiscal year of the Borrower;

                  (e) the Borrower or any Wholly Owned Restricted Subsidiary of the Borrower may acquire any business, and the related assets, of any other Person including of an Unrestricted Subsidiary (whether by way of purchase of assets or stock, by merger or consolidation or otherwise), so long as:

                           (i) such Acquisition (if by purchase of assets,
                  merger or consolidation) shall be effected in such manner so that the acquired business, and the related assets, are owned either by the Borrower or a Wholly Owned Restricted Subsidiary of the Borrower and, if effected by merger or consolidation involving the Borrower, the Borrower shall be the continuing or surviving entity and, if effected by merger or consolidation involving a Wholly Owned Restricted Subsidiary of the Borrower, such Wholly Owned Restricted Subsidiary shall be the continuing or surviving entity;


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                                     - 74 -


                           (ii) such Acquisition (if by purchase of stock) shall
                  be effected in such manner so that the acquired entity becomes a Wholly Owned Restricted Subsidiary of the Borrower;

                           (iii) after giving effect to such Acquisition the
                  Borrower shall be in compliance with Section 7.09 (the determination of such compliance to be calculated on a pro forma basis, as at the end of and for the period of four fiscal quarters most recently ended prior to the date of such Acquisition for which financial statements of the Borrower and its Restricted Subsidiaries are available, under the assumption that such Acquisition shall have occurred, and any Indebtedness in connection therewith shall have been incurred, at the beginning of the applicable period, and under the assumption that interest for such period had been equal to the actual weighted average interest rate in effect for the Loans hereunder on the date of such Acquisition) and, in the event that the aggregate amount of expenditures in respect of such Acquisition shall exceed $10,000,000, the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer showing calculations in reasonable detail to demonstrate compliance with this subclause (iii); and

                           (iv) immediately prior to such Acquisition and after
                  giving effect thereto, no Default shall have occurred and be continuing; and

                  (f) the Borrower and its Restricted Subsidiaries may dispose of any one or more outdoor properties in exchange for one or more other outdoor properties (including logo signage businesses), so long as the percentage of the aggregate EBITDA attributable to the properties so disposed of during any single fiscal year does not exceed 10% of the aggregate EBITDA of the Borrower and its Restricted Subsidiaries for the most recently-ended fiscal year (such EBITDA to be determined for these purposes without giving effect to the last paragraph of the definition of such term in Section 1.01).

                  SECTION 7.05. INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS; HEDGING AGREEMENTS.

                  (a) Investments, Etc. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, make or permit to remain outstanding any Investment, except:

                  (i) Investments by the Borrower and its Restricted Subsidiaries in Subsidiaries and by any Restricted Subsidiary in the Borrower (including Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Restricted Subsidiary of Indebtedness of the Borrower or any other Subsidiary), provided that the aggregate amount of any such Investments (including Guarantees) by the Borrower and its Restricted Subsidiaries in Unrestricted Subsidiaries after the date hereof (net of returns on such Investments after the date hereof) shall not exceed $100,000,000 and no such Investment may be made at any time that a Default exists or if a Default would result therefrom;

                  (ii) Permitted Investments;


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                                     - 75 -


                  (iii) operating deposit accounts with banks;

                  (iv) Disposition Investments received in connection with any Disposition permitted under Section 7.04(d) or any Disposition to which the Lenders shall have consented in accordance with Section 10.02;

                  (v) Investments in Affiliates not exceeding $15,000,000 at any one time outstanding;

                  (vi) Investments in Affiliates described in, and permitted by,
         Section 7.07 (other than clause (iii) of the proviso to Section 7.07); and

                  (vii) additional Investments in Persons that are not Affiliates up to but not exceeding $150,000,000 in the aggregate at any one time outstanding, provided that no such Investment may be made at any time that a Default exists or if a Default would result therefrom.

                  (b) Hedging Agreements. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Restricted Subsidiary is exposed in the conduct of its business or the management of its liabilities.

                  SECTION 7.06. DIVIDEND PAYMENTS. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, declare or make any Dividend Payment at any time; provided, however, that the Borrower may declare and make Dividend Payments in cash (including, without limitation, Dividend Payments to Affiliates), subject to the satisfaction of each of the following conditions on the date of such Dividend Payment and after giving effect thereto:

                  (i) no Default shall have occurred and be continuing (except that to the extent the Dividend Payments made during any single fiscal year do not exceed $500,000, such Dividend Payments may be made notwithstanding that a Default under Section 8(c) or 8(d) exists, so long as no other Default shall have occurred and be continuing); and

                  (ii) the aggregate amount of Dividend Payments made during any fiscal year shall not exceed the greater of (A) $500,000 and (B) the lesser of (x) 50% of Excess Cash Flow for the immediately preceding fiscal year and (y) $20,000,000.

                  Notwithstanding the foregoing, (w) the Borrower may make Dividend Payments consisting of the retirement of employee stock options and other Equity Rights upon the death, retirement or termination of employment of officers and employees in an aggregate amount in any fiscal year not exceeding $1,000,000, so long as at the time thereof and after giving effect thereto, no Default shall have occurred and be continuing, (x) the Borrower may enter into Equity Hedging Arrangements, so long as the aggregate maximum contingent or potential liability thereunder shall not on any date exceed $12,000,000 minus the aggregate amount in fact paid by the Borrower under all Equity Hedging Arrangements during the period commencing on


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                                     - 76 -


the date hereof and ending on such date, (y) the Borrower may make Dividend Payments in amounts necessary to enable Holdings to pay accrued interest on the Senior Notes, so long as (A) at the time of such Dividend Payment and after giving effect thereto no Event of Default shall have occurred and be continuing and (B) after giving effect to such Dividend Payment, the Borrower would be in pro forma compliance with the provisions of Section 7.09 (as if such Dividend Payment had been made on the first date of the relevant period for which each of the ratios therein referred to is being determined) and (z) the Borrower may make Dividend Payments in an aggregate amount up $12,500,000 during any single fiscal year to enable Holdings to make payments in respect of Qualified Holdings Obligations.

                  Nothing herein shall be deemed to prohibit the payment of any dividend or distribution by any Subsidiary of the Borrower so long as such dividends or distributions are declared and paid ratably to the shareholders, partners and other equity holders of such Subsidiary.

                  SECTION 7.07. TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this Agreement, the Borrower will not, nor will it permit any of its Restricted Subsidiaries to, directly or indirectly (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any property to an Affiliate unless such transaction is effected in the ordinary course of business and the fair market value of such property transferred, sold, leased, assigned or otherwise disposed of in any transaction or series of related transactions is less than or equal to $250,000; (c) merge into or consolidate with an Affiliate, or purchase or acquire property from an Affiliate unless such purchase or acquisition is effected in the ordinary course of business, the fair market value of such property purchased or acquired in any transaction or series of related transactions is less than or equal to $250,000 and the consideration paid in connection therewith does not exceed fair market value; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate) unless such transaction is effected in the ordinary course of business, the goods, services, obligations or other consideration that is the subject of such transaction has a fair market value (or other appropriate value determined by reference to similar transactions conducted on an arms' length basis) less than or equal to $250,000 and the consideration received (or paid) by the Borrower or the relevant Restricted Subsidiary, as the case may be, is not less than (if received) or more than (if paid) the consideration that would be received or paid, as the case may be, in a comparable transaction effected on an arms' length basis with a Person that is not an Affiliate; provided that:

                  (i) any Affiliate who is an individual may serve as a director, officer, employee or consultant of the Borrower or any of its Restricted Subsidiaries and receive reasonable compensation for his or her services in such capacity;

                  (ii) the Borrower and its Restricted Subsidiaries may engage in and continue the transactions with or for the benefit of Affiliates which are described in Schedule 7.07;

                  (iii) the Borrower and its Restricted Subsidiaries may make Acquisitions of Affiliates so long as (x) the consideration paid in connection therewith does not exceed fair market value, as determined by the disinterested members of the board of directors of the Borrower,
         (y) in the case of Acquisitions involving consideration valued in excess of


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                                     - 77 -


         $1,000,000, the Borrower or Restricted Subsidiary, as the case may be, shall have delivered a certificate of an independent appraiser to such effect and (z) the aggregate amount of consideration for all such Acquisitions after the date hereof does not exceed $10,000,000;

                  (iv) the Borrower and its Restricted Subsidiaries may enter into and be obligated with respect to site leases (and renewals and extensions thereof) entered into in the ordinary course of business, so long as the Affiliates benefiting from such site leases pay (or reimburse the Borrower or the Restricted Subsidiaries for) their fair share of the expenses thereunder and such site leases are otherwise no less favorable to the Borrower and its Restricted Subsidiaries than a comparable transaction effected on an arms' length basis with a Person that is not an Affiliate; and

                  (v) the Borrower and its Restricted Subsidiaries may enter into and continue agreements to provide management services to Affiliates, warehouse leases and contracts for the sale of outdoor advertising services, in the form customarily entered into, and Surety Bond and insurance programs, in each case referred to in this clause
         (v) in the ordinary course of business and in which Affiliates are co-obligors and co-beneficiaries, provided that all such Affiliates agree to reimburse the Borrower and each Restricted Subsidiary for their fair share of rent, premiums, deposits and other payments required to be made under any such agreement or program.

                  SECTION 7.08. RESTRICTIVE AGREEMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions imposed by the Senior Subordinated Notes Indentures, any New Senior Subordinated Notes Indenture, the OCI Indenture or any indenture pursuant to which the refunding or replacement of Indebtedness in respect of the Senior Subordinated Notes or OCI Subordinated Notes occurs in accordance with the terms of this Agreement, (iii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 7.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause
(a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.


                                Credit Agreement

                  SECTION 7.09. CERTAIN FINANCIAL COVENANTS.

                  (a) Total Debt Ratio. The Borrower will not permit the Total Debt Ratio at any time during any period below to exceed the ratio set opposite such period below:

                           Period                               Ratio
                           ------                               -----
                  From the Effective Date
                   through December 30, 2000                  6.25 to 1

                  From December 31, 2000
                    through December 30, 2001                 6.00 to 1

                  From December 31, 2001
                    through December 30, 2002                 5.75 to 1

                  From December 31, 2002
                    and at all times thereafter               5.50 to 1

                  (b) Senior Debt Ratio. The Borrower will not permit the Senior Debt Ratio at any time during the period below to exceed the ratio set opposite such period below:

                          Period                                   Ratio
                          ------                                   -----
                  From the Effective Date
                   through December 30, 2000                      4.50 to 1

                  From December 31, 2000
                    through December 30, 2001                     4.00 to 1

                  From December 31, 2001
                    through December 30, 2002                     3.50 to 1

                  From December 31, 2002
                    and at all times thereafter                   3.00 to 1


                                Credit Agreement

                  (c) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio at any time during the period below to be less than the ratio set opposite such period below:

                              Period                           Ratio
                              ------                           -----
                  From the Effective Date
                   through December 30, 2000                 1.80 to 1

                  From December 31, 2000
                    through December 30, 2001                2.00 to 1

                  From December 31, 2001
                    and at all times thereafter              2.20 to 1

                  (d) Fixed Charges Ratio. The Borrower will not permit the Fixed Charges Ratio as at the last day of any fiscal quarter to be less than
1.05 to 1.

                  SECTION 7.10. LINES OF BUSINESS. Neither the Borrower nor any of its Subsidiaries shall engage to any substantial extent in any line or lines of business activity which would cause earnings from outdoor advertising, out-of-home media, logo signage and other activities reasonably ancillary thereto to constitute less than 80% of EBITDA for any period.

                  SECTION 7.11. SUBORDINATED INDEBTEDNESS. Except as permitted by Section 7.01(c), the Borrower will not, nor will it permit any of its Restricted Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for (i) regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness and (ii) any repurchase of OCI Subordinated Notes pursuant to the "Change of Control" offer required to be made under the OCI Indenture as a result of the Borrower becoming a Subsidiary of Holdings.

                  SECTION 7.12. MODIFICATIONS OF CERTAIN DOCUMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consent to any modification, supplement or waiver of any of the documents or agreements evidencing or governing any Senior Subordinated Notes or OCI Subordinated Notes or (after the issuance thereof in accordance with the requirements of Section 7.01(b)) any New Senior Subordinated Notes without the prior consent of the Required Lenders, provided that, subject to the last paragraph of Section 6.10(a), the Borrower may supplement the Senior Subordinated Notes Indentures, the OCI Indenture or the New Senior Subordinated Notes Indentures in order to add or delete Subsidiaries as guarantors thereunder as required or permitted by the terms thereof without the prior consent of the Required Lenders. Without limiting the generality of the foregoing, except for Guarantees by Restricted Subsidiaries of the Borrower required by the Senior Subordinated Notes Indentures, the OCI Indenture or the New Senior Subordinated Notes Indentures, as the case may be, the Borrower


                                Credit Agreement
will not permit any Restricted Subsidiary to Guarantee any other Subordinated Indebtedness without the prior consent of the Required Lenders.

                  In addition, the Borrower will not consent to any modification, supplement or waiver of Article 9 of the Chancellor Acquisition Agreement, or any other provision of the Chancellor Acquisition Agreement that would materially adversely affect the Lenders, without the prior consent of the Required Lenders.


                                  ARTICLE VIII

                                Events of Default

                  If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower shall fail to pay any principal of, or interest on, any Loan or any reimbursement obligation in respect of any LC Disbursement, or any fee or other amount payable under this Agreement, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) any representation or warranty made or deemed made by or on behalf of any Credit Party in or in connection with this Agreement, any of the other Basic Documents or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement, any of the other Basic Documents or any amendment or modification hereof or thereof shall prove to have been incorrect when made or deemed made in any material respect;

                  (c) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02, 6.03 (with respect to the Borrower's existence), 6.09 or 6.10 or in Article VII (other than Section 7.07 or 7.10); or Holdings shall fail to observe or perform any covenant set forth in Article V of the Holdings Guaranty and Pledge Agreement;

                  (d) the Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (c) of this Article) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Borrower;

                  (e) Holdings, the Borrower or any of its Restricted Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

                  (f) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material


                                Credit Agreement

         Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of its Restricted Subsidiaries or the debts of any of them, or of a substantial part of the assets of any of them, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Restricted Subsidiaries or for a substantial part of the assets of any of them, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (h) the Borrower or any of its Restricted Subsidiaries shall
         (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Restricted Subsidiaries or for a substantial part of the assets of any of them, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (i) the Borrower or any of its Restricted Subsidiaries shall become unable, admit its inability in writing or fail generally to pay its debts as they become due;

                  (j) a final judgment or judgments for the payment of money in excess of $4,000,000 in the aggregate for the Borrower and its Restricted Subsidiaries (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or in excess of $25,000,000 in the aggregate for the Borrower and its Restricted Subsidiaries (regardless of insurance coverage) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Borrower or any of its Restricted Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower or the relevant Restricted Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;


                                Credit Agreement

                  (k) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

                  (l) A reasonable basis shall exist for the assertion against the Borrower or any of its Subsidiaries of (or there shall have been asserted against the Borrower or any of its Subsidiaries) claims or liabilities, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or disposal of Hazardous Materials by the Borrower or any of its Subsidiaries or Affiliates, or any predecessor in interest of the Borrower or any of its Subsidiaries or Affiliates, or relating to any site or facility owned, operated or leased by the Borrower or any of its Subsidiaries or Affiliates, which claims or liabilities (insofar as they are payable by the Borrower or any of its Subsidiaries but after deducting any portion thereof which is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor), in the judgment of the Required Lenders are reasonably likely to be determined adversely to the Borrower or any of its Subsidiaries, and the amount thereof is, singly or in the aggregate, reasonably likely to have a Material Adverse Effect;

                  (m) any of the following events shall occur and be continuing:

                           (i) the Borrower shall cease to be a Wholly Owned
                  Subsidiary of Holdings;

                           (ii) the capital stock of Holdings owned directly or
                  indirectly by Charles W. Lamar, III or Kevin P. Reilly, Sr., either of their wives, children, grandchildren, trusts of which either of them, their wives, children and grandchildren are the sole beneficiaries and for which one or more of such individuals are the sole trustee(s) and any Qualified Reilly Partnership shall (on a fully diluted basis after giving effect to the exercise of any outstanding rights or options to acquire capital stock of the Borrower) cease to constitute at least such percentage of the aggregate voting stock of Holdings as is sufficient at all times to elect a majority of the Board of Directors of Holdings;

                           (iii) any Person or group (within the meaning of the
                  Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than Charles W. Lamar, III or Kevin P. Reilly, Sr. and any of the other permitted holders referred to in clause (ii) above, shall acquire or own, directly or indirectly, beneficially or of record, shares representing more than 20% of the ordinary voting power represented by the issued and outstanding voting capital stock of Holdings, or
                  (y) acquire direct or indirect Control of Holdings; or

                           (iv) a majority of the seats (other than vacant
                  seats) on the board of directors of Holdings shall be occupied by Persons who were neither (x) nominated by the board of directors of Holdings nor (y) appointed by directors so nominated;


                                Credit Agreement

                  (n) Any of the following shall occur: (i) the Liens created by the Pledge Agreement or the Holdings Guaranty and Pledge Agreement shall at any time (other than by reason of the Administrative Agent relinquishing possession of certificates evidencing shares of stock of Subsidiaries pledged thereunder) cease to constitute valid and perfected Liens on the Collateral (as defined therein) intended to be covered thereby; (ii) except for expiration in accordance with its terms, the Pledge Agreement or Holdings Guaranty and Pledge Agreement shall for whatever reason be terminated, or shall cease to be in full force and effect; or (iii) the enforceability of the Pledge Agreement or Holdings Guaranty and Pledge Agreement shall be contested by any Credit Party party thereto; or

                  (o) Holdings or any Subsidiary Guarantor shall assert that its obligations hereunder or under the Security Documents shall be invalid or unenforceable;

then, and in every such event (other than an event with respect to the Borrower described in clause (g) or (h) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (g) or (h) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.


                                   ARTICLE IX

                            The Administrative Agent

                  Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

                  Chase shall have the same rights and powers in its capacity as a Lender hereunder as any other Lender and may exercise the same as though Chase were not the Administrative Agent, and Chase and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Credit Party or any Subsidiary or other Affiliate of any thereof as if it were not the Administrative Agent hereunder.


                                Credit Agreement

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by this Agreement and the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of their respective Subsidiaries that is communicated to or obtained by Chase or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or, if provided herein, with the consent or at the request of the Required Revolving Credit Lenders, the Required Tranche A Lenders, Required Tranche B Lenders or the Required Incremental Loan Lenders, or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall not be deemed to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or the other Loan Documents, (ii) the contents of any certificate, report or other document delivered hereunder or under any of the other Loan Documents or in connection herewith of therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, the other Loan Documents or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall not, except to the extent expressly instructed by the Required Lenders with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all of its duties, and exercise its rights and powers, by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and


                                Credit Agreement
exercise its rights and powers through its Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to its activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent, as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor Administrative Agent. If no successor shall have been so appointed and shall have accepted such appointment within 30 days after such retiring Administrative Agent gives notice of its resignation, then such retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent, by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Issuing Lender or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Issuing Lender or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement and the other Loan Documents, any related agreement or any document furnished hereunder or thereunder.


                                    ARTICLE X

                                  Miscellaneous

                  SECTION 10.01. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to the Borrower, to it at 5551 Corporate Boulevard, Baton Rouge, Louisiana, 70896, Attention of Keith Istre (Telecopy No.
         (504) 923-0658);


                                Credit Agreement

                  (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of William Rottino (Telecopy No
         (212) 270-1204); and

                  (c) if to any Lender (including to Chase in its capacity as the Issuing Lender), to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 10.02. WAIVERS; AMENDMENTS.

                  (a) Waivers. No failure or delay by the Administrative Agent, the Issuing Lender or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Lender and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Lender may have had notice or knowledge of such Default at the time.

                  (b) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall:

                  (i) increase the Commitment of any Lender without the written consent of such Lender;

                  (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby;

                  (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration or reduction of any Commitment, or postpone the ultimate expiration date of


                                Credit Agreement
         any Letter of Credit beyond the Revolving Credit Termination Date, without the written consent of each Lender affected thereby;

                  (iv) change Section 2.16(b), (c) or (d) in a manner that would alter the pro rata sharing of payments required thereby, without in each case the written consent of each Lender;

                  (v) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied between or among the Lenders or Classes of Loans without the written consent of the Required Lenders of each Class affected thereby;

                  (vi) change any of the provisions of this Section 10.02 or the percentage in the definition of "Required Lenders" without the written consent of each Lender; or

                  (vii) release any Significant Subsidiary Guarantor from its obligations in respect of its Guarantee under Article III, without the written consent of each Lender, except in connection with the disposition of all of the shares of capital stock of a Subsidiary Guarantor in a transaction permitted hereunder or as to which the Required Lenders have consented;

provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Lender hereunder without the prior written consent of the Administrative Agent or the Issuing Lender, as the case may be.

                  Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of Revolving Credit Loans shall be effective against the Lenders of any Class unless the Required Lenders of such Class shall have concurred with such waiver or modification, and no waiver or modification of any provision of this Agreement or any other Loan Document that could reasonably be expected to adversely affect the Lenders of any Class shall be effective against the Lenders of such Class unless the Required Lenders of such Class shall have concurred with such waiver or modification.

                  (c) Pledge Agreements. Neither the Pledge Agreement or the Holdings Guaranty and Pledge Agreement, nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties party thereto, and by the Administrative Agent with the consent of the Required Lenders, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Pledge Agreement) release all or any substantial part of the collateral or otherwise terminate all or any substantial part of the Liens under the Pledge Agreement or the Holdings Guaranty and Pledge Agreement, agree to additional obligations being secured by all or any substantial part of such collateral (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by the Pledge Agreement or the Holdings Guaranty and Pledge Agreement, in which event the Administrative Agent may consent to such junior Lien provided that it obtains the consent of the Required Lenders thereto),


                                Credit Agreement
alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Pledge Agreement or the Holdings Guaranty and Pledge Agreement with respect to all or any substantial part of such collateral, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Lenders have consented. Nothing in this Section 10.02(c) shall be deemed to limit the provisions of Section 10.12.

                  SECTION 10.03. EXPENSES; INDEMNITY; DAMAGE WAIVER.

                  (a) Expenses. The Obligors jointly and severally agree to pay, or reimburse the Administrative Agent or Lenders for paying, (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the credit facilities provided for herein, the preparation of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Lender or any Lender, including the fees, charges and disbursements of any counsel for such Administrative Agent, Issuing Lender or Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.03, or in connection with the Loans made or Letters of Credit issued hereunder, including in connection with any workout, restructuring or negotiations in respect thereof, and (iv) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

                  (b) Indemnification by Credit Parties. The Obligors jointly and severally agree to indemnify the Administrative Agent, the Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, the other Loan Documents or any agreement or instrument contemplated hereby, the performance by the parties hereto and thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Credit Party


                                Credit Agreement
or any of their subsidiaries, or any Environmental Liability related in any way to any Credit Party or any of their subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) Indemnification by Lenders. To the extent that the Obligors fail to pay any amount required to be paid by them to the Administrative Agent under paragraph (a) or (b) of this Section 10.03, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. To the extent that the Obligors fail to pay any amount required to be paid by them to the Issuing Lender under paragraph (a) or (b) of this Section 10.03, each Revolving Credit Lender severally agrees to pay to the Issuing Lender such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Issuing Lender in its capacity as such.

                  (d) Waiver of Indirect or Consequential Damages, Etc. To the extent permitted by applicable law, none of the Obligors shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the other Loan Documents or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) Payment upon Demand. All amounts due under this Section
10.03 shall be payable promptly after written demand therefor.

                  SECTION 10.04. SUCCESSORS AND ASSIGNS.

                  (a) Successors Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Obligor without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the


                                Credit Agreement

Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Assignments by Lenders. Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that

                  (i) except in the case of an assignment to a Lender or an Affiliate (or Approved Fund) of a Lender, the Administrative Agent (and, in the case of an assignment of all or a portion of a Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Lender) and the Borrower must give their prior written consent to such assignment (which consent in each case shall not be unreasonably withheld);

                  (ii) except in the case of an assignment to a Lender or an Affiliate (or Approved Fund) of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent,

                  (iii) each partial assignment of any Class of Commitments or Loans shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations of such Class of Commitments or Loans under this Agreement,

                  (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and

                  (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;

provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (a), (g) or
(h) of Article VIII has occurred and is continuing.

                  Upon acceptance and recording pursuant to paragraph (d) of this Section 10.04, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.


                                Credit Agreement

                  Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to Section 2.01, provided that (i) nothing herein shall constitute a commitment to make any Loan by an SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof arising out of any claim against such SPC under this Agreement. In addition, notwithstanding anything to the contrary contained in this Section 10.04, any SPC may with notice to, but without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit support (if any) with respect to commercial paper issued by such SPC to fund such Loans and such SPC may disclose on a confidential basis, confidential information with respect to the Borrower and its Subsidiaries to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit liquidity enhancement to such SPC.

                  (c) Register. The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Effectiveness of Assignments. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 10.04 and any written consent to such assignment required by paragraph (b) of this Section 10.04, the Administrative Agent shall accept such Assignment and Acceptance and record the information


                                Credit Agreement
contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Participations. Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b), or the first proviso to
Section 10.02(c), that affects such Participant. Subject to paragraph (f) of this Section 10.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 10.04.

                  (f) Limitation on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

                  (g) Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

                  (h) No Assignments to Borrower and Affiliates. Anything in this Section 10.04 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Borrower or any Affiliates or Subsidiaries of the Borrower without the prior consent of each Lender.

                  SECTION 10.05. SURVIVAL. All covenants, agreements, representations and warranties made by the Credit Parties herein and in the other Loan Documents, and in the certificates or other instruments delivered in connection with or pursuant to this Agreement and the other Loan Documents, shall be considered to have been relied upon by the other parties


                                Credit Agreement
hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect so long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or the other Loan Documents is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

                  SECTION 10.06. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 10.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 10.08. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any Subsidiary Guarantor against any of and all the obligations of the Borrower or any Subsidiary Guarantor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 10.08 are in addition to any other rights and remedies (including other rights of setoff) which such Lender may have.


                                Credit Agreement

                  SECTION 10.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

                  (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Submission to Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court (or, to the extent permitted by law, in such Federal court). Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

                  (c) Waiver of Venue. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (b) of this
Section 10.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in
Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10.


                                Credit Agreement

                  SECTION 10.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 10.12. RELEASE OF COLLATERAL AND GUARANTEES. The Administrative Agent and the Lenders agree that if all of the capital stock of any Subsidiary that is owned by the Borrower and its Subsidiaries is sold to any Person as permitted by the terms of this Agreement and the Pledge Agreement, or if any Subsidiary is merged or consolidated with or into any other Person as permitted by the terms of this Agreement and such Subsidiary is not the continuing or surviving corporation, or if any Restricted Subsidiary is designated as an Unrestricted Subsidiary in accordance with the requirements of
Section 1.05, the Administrative Agent shall, upon request of the Borrower (and upon the receipt by the Administrative Agent of such evidence as the Administrative Agent or any Lender may reasonably request to establish that such sale, merger, consolidation or designation is permitted by the terms of this Agreement), terminate the Guarantee of such Subsidiary under Article III and authorize the Administrative Agent to release the Lien created by the Pledge Agreement on any capital stock of such Subsidiary (it being understood that, in the case of any release of the Guarantee or capital stock of a Restricted Subsidiary that is to be designated as an Unrestricted Subsidiary, the Administrative Agent may condition the effectiveness of such release upon the delivery to the respective trustees under the Senior Subordinated Notes Indentures and New Senior Subordinated Notes Indentures (or agreement relating to any Refunding Indebtedness) of the documents required pursuant thereto to effect the release of such Restricted Subsidiary from its Guarantee thereunder).

                  SECTION 10.13. SUCCESSOR FACILITY. This Agreement is intended to be a successor to the Existing Credit Agreement and to replace and refinance the OCI Credit Agreement and to constitute (i) the "Senior Credit Facility" under and for all purposes of each of the Senior Subordinated Notes Indentures and (ii) the "New Credit Facility" under and for all purposes of the OCI Indenture.

                  SECTION 10.14. EXISTING CREDIT AGREEMENT. Anything in this Agreement to the contrary notwithstanding, the provisions of Article VII shall not be construed to prohibit any action that may not, under Section 7.08 of the Existing Credit Agreement, be prohibited without the consent of the "Required Lenders" thereunder, it being understood that nothing in this Section 10.14 shall be deemed to affect the requirement set forth in Section 5.03(v) that, as a condition to the initial extension of credit hereunder, no Default have occurred and be continuing.


                                Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                  LAMAR MEDIA CORP. (formally known
                                    as Lamar Advertising Company)


                                  By: /s/ Keith Istre
                                      ------------------------------------------
                                      Title: Chief Financial Officer


                                Credit Agreement

                                        SUBSIDIARY GUARANTORS


                                        INTERSTATE LOGOS, INC.
                                        THE LAMAR CORPORATION
                                        LAMAR ADVERTISING OF MOBILE, INC.
                                        LAMAR ADVERTISING OF COLORADO
                                          SPRINGS, INC.
                                        LAMAR ADVERTISING OF SOUTH
                                          MISSISSIPPI, INC.
                                        LAMAR ADVERTISING OF JACKSON, INC.
                                        LAMAR TEXAS GENERAL PARTNER, INC.
                                        LAMAR ADVERTISING OF SOUTH
                                          GEORGIA, INC.
                                        TLC PROPERTIES, INC.
                                        TLC PROPERTIES II, INC.
                                        LAMAR PENSACOLA TRANSIT, INC.
                                        LAMAR ADVERTISING OF
                                          YOUNGSTOWN, INC.
                                        NEBRASKA LOGOS, INC.
                                        OKLAHOMA LOGO SIGNS, INC.
                                        MISSOURI LOGOS, INC.
                                        OHIO LOGOS, INC.
                                        UTAH LOGOS, INC.
                                        TEXAS LOGOS, INC.
                                        MISSISSIPPI LOGOS, INC.
                                        GEORGIA LOGOS, INC.
                                        SOUTH CAROLINA LOGOS, INC.
                                        VIRGINIA LOGOS, INC.
                                        MINNESOTA LOGOS, INC.
                                        MICHIGAN LOGOS, INC.
                                        NEW JERSEY LOGOS, INC.
                                        FLORIDA LOGOS, INC.
                                        KENTUCKY LOGOS, INC.
                                        NEVADA LOGOS, INC.
                                        TENNESSEE LOGOS, INC.
                                        KANSAS LOGOS, INC.
                                        COLORADO LOGOS, INC.
                                        NEW MEXICO LOGOS, INC.
                                        LAMAR ADVERTISING OF HUNTINGTON-
                                          BRIDGEPORT, INC.


                                Credit Agreement

                                        LAMAR ADVERTISING OF PENN, INC.
                                        LAMAR ADVERTISING OF
                                          MISSOURI, INC.
                                        LAMAR ADVERTISING OF
                                          MICHIGAN, INC.
                                        LAMAR ELECTRICAL, INC.
                                        LAMAR ADVERTISING OF
                                          SOUTH DAKOTA, INC.
                                        LAMAR ADVERTISING OF
                                          WEST VIRGINIA, INC.
                                        LAMAR ADVERTISING OF
                                          ASHLAND, INC.
                                        AMERICAN SIGNS, INC.
                                        LAMAR OCI NORTH CORPORATION
                                        LAMAR OCI SOUTH CORPORATION
                                        LAMAR ADVERTISING OF
                                          GREENVILLE, INC.
                                        LAMAR ROBINSON, INC.
                                        LAMAR ADVERTISING OF
                                          KENTUCKY, INC.
                                        LAMAR ADVERTISING OF ROLAND, INC.
                                        LAMAR ADVERTISING OF JOPLIN, INC.



                                        By: /s/ Keith Istre
                                            ------------------------------------
                                            Title: Chief Financial Officer


                                Credit Agreement

                                        LAMAR TEXAS LIMITED PARTNERSHIP
                                          By Lamar Texas General Partner, Inc.
                                                 its general partner


                                        By: /s/ Keith Istre
                                            ------------------------------------
                                            Title: Chief Financial Officer

                                        LAMAR TENNESSEE, L.L.C.
                                          By The Lamar Corporation, its manager


                                        By: /s/ Keith Istre
                                            ------------------------------------
                                            Title: Chief Financial Officer


                                        LAMAR AIR, L.L.C.
                                          By The Lamar Corporation, its manager


                                        By: /s/ Keith Istre
                                            ------------------------------------
                                            Title: Chief Financial Officer


                                        TLC PROPERTIES, L.L.C.
                                          By TLC Properties, Inc., its manager


                                        By: /s/ Keith Istre
                                            ------------------------------------
                                            Title: Chief Financial Officer


                                Credit Agreement

                                        LENDERS

                                        THE CHASE MANHATTAN BANK,
                                          as Lender and Administrative Agent


                                        By /s/ Marian N. Schulman
                                           -------------------------------------
                                           Name:  Marian N. Schulman
                                           Title: Vice President


                                Credit Agreement

                                         FIRST UNION NATIONAL BANK,
                                           as Lender and Co-Documentation Agent


                                         By  /s/ Jeff Graci
                                             -----------------------------------
                                             Name:  Jeff Graci
                                             Title: Vice President


                                Credit Agreement

                                          FLEET NATIONAL BANK, as
                                            Lender and Co-Documentation Agent


                                          By  /s/ Tanya M. Crossley
                                              ----------------------------------
                                              Name:  Tanya M. Crossley
                                              Title: Vice President


                                Credit Agreement

                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                           as Lender and Co-Documentation Agent


                                         By  /s/ Lynne M. Sanders
                                             -----------------------------------
                                             Name:  Lynne M. Sanders
                                             Title: Assistant Vice President


                                Credit Agreement

                                   ABN AMRO BANK N.V.


                                   By  /s/ Ann Schwalbenberg
                                       -----------------------------------------
                                       Name:  Ann Schwalbenberg
                                       Title: Vice President

                                   By  /s/ Thomas Rogers
                                       -----------------------------------------
                                       Name:  Thomas Rogers
                                       Title: Vice President


                                Credit Agreement

                                        BANK OF MONTREAL,
                                          CHICAGO BRANCH


                                        By  /s/ Ola Anderssen
                                            ------------------------------------
                                            Name:  Ola Anderssen
                                            Title: Director


                                Credit Agreement

                                     BANKERS TRUST COMPANY


                                     By  /s/ Gregory Shefrin
                                         ---------------------------------------
                                         Name:  Gregory Shefrin
                                         Title: Principal


                                Credit Agreement

                                          COMPAGNIE FINANCIERE DE
                                            CIC ET DE L'UNION EUROPEENE


                                          By  /s/ Marcus Edward
                                              ----------------------------------
                                              Name:  Marcus Edward
                                              Title: Vice President

                                          By  /s/ Sean Mounier
                                              ----------------------------------
                                              Name:  Sean Mounier
                                              Title: First Vice President


                                Credit Agreement

                                        CREDIT LYONNAIS,
                                          NEW YORK BRANCH


                                        By  /s/ Pascal Poupelle
                                            ------------------------------------
                                            Name:  Pascal Poupelle
                                            Title: Executive Vice President


                                Credit Agreement

                                       MITSUBISHI TRUST & BANKING
                                         CORPORATION


                                       By  /s/ Masayuki Mitsuhashi
                                           -------------------------------------
                                           Name:  Masayuki Mitsuhashi
                                           Title: Deputy General Manager


                                Credit Agreement

                                        SUNTRUST BANK, CENTRAL
                                          FLORIDA N.A.


                                        By  /s/ W. David Wisdom
                                            ------------------------------------
                                            Name:  W. David Wisdom
                                            Title: Vice President


                                Credit Agreement

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By  /s/ Stender E. Sweeney
                                            ------------------------------------
                                            Name:  Stender E. Sweeney
                                            Title: Assistant Vice President


                                Credit Agreement

                                          THE BANK OF NEW YORK


                                          By  /s/ Cynthia L. Rogers
                                              ----------------------------------
                                              Name:  Cynthia L. Rogers
                                              Title: Vice President


                                Credit Agreement

                                          THE BANK OF NOVA SCOTIA


                                          By  /s/ Paul A. Weissenberger
                                              ----------------------------------
                                              Name:  P.A. Weissenberger
                                              Title: Authorized Signatory


                                Credit Agreement

                                     DRESDNER BANK AG, NEW YORK
                                       AND GRAND CAYMAN BRANCHES


                                     By  /s/ William E. Lambert
                                         ---------------------------------------
                                         Name:  William E. Lambert
                                         Title: Vice President

                                     By  /s/ Brian E. Haughney
                                         ---------------------------------------
                                         Name:  Brian E. Haughney
                                         Title: Assistant Vice President


                                Credit Agreement

                                     BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.


                                     By  /s/ Stephen W. Hipp
                                         ---------------------------------------
                                         Name:  Stephen W. Hipp
                                         Title: Senior Associate

                                     By  /s/ John G. Taylor
                                         ---------------------------------------
                                         Name:  John G. Taylor
                                         Title: Vice President


                                Credit Agreement

                                      KEY CORPORATE CAPITAL INC.


                                      By  /s/ Jason R. Weaver
                                          --------------------------------------
                                          Name:  Jason R. Weaver
                                          Title: Vice President


                                Credit Agreement

                                      BANK OF AMERICA, N.A.


                                      By  /s/ Todd Shipley
                                          --------------------------------------
                                          Name:  Todd Shipley
                                          Title: Senior Vice President


                                Credit Agreement

                                      BANQUE NATIONALE DE PARIS,
                                        NEW YORK BRANCH


                                      By  /s/ Serge Desrayaud
                                          --------------------------------------
                                          Name:  Serge Desrayaud
                                          Title: Vice President

                                      By  /s/ Gregg W. Bonardi
                                          --------------------------------------
                                          Name:  Gregg W. Bonardi
                                          Title: Vice President


                                Credit Agreement

                                    CIBC INC.


                                    By  /s/ Colleen Risorto
                                        ----------------------------------------
                                        Name:  Colleen Risorto
                                        Title: Executive Director
                                               CIBC World Markets Corp. As Agent


                                Credit Agreement

                                    THE FUJI BANK, LIMITED


                                    By  /s/ Teiji Teramoto
                                        ----------------------------------------
                                        Name:  Teiji Teramoto
                                        Title: Vice President & Manager


                                Credit Agreement

                             THE INDUSTRIAL BANK OF JAPAN,
                               LIMITED, NEW YORK BRANCH


                             By  /s/ Mike Oakes
                                 -----------------------------------------------
                                 Name:  Mike Oakes
                                 Title: Senior Vice President, Houston Office


                                Credit Agreement

                                        MELLON BANK, N.A.


                                        By  /s/ Alexander M. Gordon
                                            ------------------------------------
                                            Name:  Alexander M. Gordon
                                            Title: Lending Officer


                                Credit Agreement

                                         MERCANTILE BANK NATIONAL
                                           ASSOCIATION


                                         By  /s/ Teresa A. Lekich
                                             -----------------------------------
                                             Name:  Teresa A. Lekich
                                             Title: Vice President


                                Credit Agreement

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By  /s/ John T. Wilden
                                            ------------------------------------
                                            Name:  John T. Wilden
                                            Title: Vice President


                                Credit Agreement

                                        US BANK NATIONAL ASSOCIATION


                                        By  /s/ Tom G. Gunder
                                            ------------------------------------
                                            Name:  Tom G. Gunder
                                            Title: Vice President


                                Credit Agreement

                                      BAYERISCHE HYPO-UND
                                        VEREINSBANK AG, NEW YORK BRANCH


                                      By  /s/ Sylvia K. Cheng
                                          --------------------------------------
                                          Name:  Sylvia K. Cheng
                                          Title: Director

                                      By  /s/ Carlo Lamberti
                                          --------------------------------------
                                          Name:  Carlo Lamberti
                                          Title: Associate Director


                                Credit Agreement

                                   NATIONAL CITY BANK


                                   By  /s/ Wilmer J. Jacobs
                                       -----------------------------------------
                                       Name:  Wilmer J. Jacobs
                                       Title: Officer


                                Credit Agreement

                                        ALLFIRST BANK


                                        By  /s/ Christopher L. Smith
                                            ------------------------------------
                                            Name:  Christopher L. Smith
                                            Title: Vice President


                                Credit Agreement

                                        BANK OF HAWAII


                                        By  /s/ James C. Polk
                                            ------------------------------------
                                            Name:  James C. Polk
                                            Title: Vice President


                                Credit Agreement

                                       THE DAI-ICHI KANGYO BANK LTD.


                                       By  /s/ Kazuki Shimizu
                                           -------------------------------------
                                           Name:  Kazuki Shimizu
                                           Title: Vice President


                                Credit Agreement

                                        ERSTE BANK DER OESTERREICHISCHEN
                                          SPARKASSEN


                                         By  /s/ John S. Runnion
                                             -----------------------------------
                                             Name:  John S. Runnion
                                             Title: First Vice President

                                         By  /s/ Rima Terradista
                                             -----------------------------------
                                             Name:  Rima Terradista
                                             Title: Vice President


                                Credit Agreement

                                      MICHIGAN NATIONAL BANK


                                      By  /s/ Jeffrey W. Billig
                                          --------------------------------------
                                          Name:  Jeffrey W. Billig
                                          Title: Relationship Manager


                                Credit Agreement

                                        STATE STREET BANK AND TRUST
                                          COMPANY


                                        By  /s/ Diane I. Rooney
                                            ------------------------------------
                                            Name:  Diane I. Rooney
                                            Title: Vice President


                                Credit Agreement

                                        FIRSTRUST BANK


                                        By  /s/ Kent D. Nelson
                                            ------------------------------------
                                            Name:  Kent D. Nelson
                                            Title: Vice President


                                Credit Agreement

                                         WEBSTER BANK


                                         By  /s/ Barbara E. Hillmeyer
                                             -----------------------------------
                                             Name:  Barbara E. Hillmeyer
                                             Title: Vice President


                                Credit Agreement

                                         FRANKLIN FLOATING RATE TRUST


                                         By  /s/ Chauncey Lufkin
                                             -----------------------------------
                                             Name:  Chauncey Lufkin
                                             Title: Vice President


                                Credit Agreement

                                          ARCHIMEDES FUNDING, L.L.C.

                                          By: ING Capital Advisors LLC
                                           as Collateral Manager


                                          By  /s/ Michael D. Hatley
                                              ----------------------------------
                                              Name:  Michael D. Hatley
                                              Title: Managing Director


                                Credit Agreement

                                      BALANCED HIGH-YIELD FUND II LTD.
                                      By: BHF (USA) Capital Corporation
                                      as Attorney-in Fact

                                      By  /s/ Steven Alexander
                                          --------------------------------------
                                          Name:  Steven Alexander
                                          Title: Associate

                                      By  /s/ Nancy Ho
                                          --------------------------------------
                                          Name:  Nancy Ho
                                          Title: Associate


                                Credit Agreement

                                       GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                       By  /s/ W. Jerome McDermott
                                           -------------------------------------
                                           Name:  W. Jerome McDermott
                                           Title: Duly Authorized Signatory


                                Credit Agreement

                                KZH-SOLEIL-2 LLC


                                By  /s/ Peter Chin
                                    --------------------------------------------
                                    Name:  Peter Chin
                                    Title: Authorized Agent


                                Credit Agreement

                                     METROPOLITAN LIFE INSURANCE COMPANY


                                     By  /s/ James R. Dingler
                                         ---------------------------------------
                                         Name:  James R. Dingler
                                         Title: Director


                                Credit Agreement

                                    PPM AMERICA, INC., as Attorney-in-Fact,
                                    on behalf on Jackson National Life Insurance
                                    Company


                                    By  /s/ John Walding
                                        ----------------------------------------
                                        Name:  John Walding
                                        Title: Managing Director


                                Credit Agreement

                                        SRF TRADING, INC.


                                        By  /s/ Kelly C. Walker
                                            ------------------------------------
                                            Name:  Kelly C. Walker
                                            Title: Vice President


                                Credit Agreement

                                        TORONTO DOMINION (TEXAS), INC.


                                        By  /s/ Jorge A. Garcia
                                            ------------------------------------
                                            Name:  Jorge A. Garcia
                                            Title: Vice President


                                Credit Agreement

                                        KZH WATERSIDE LLC


                                        By  /s/ Peter Chin
                                            ------------------------------------
                                            Name:  Peter Chin
                                            Title: Authorized Agent


                                Credit Agreement

                                         PARIBAS CAPITAL FUNDING LLC


                                         By  /s/ M.S. Alexander
                                             -----------------------------------
                                             Name:  M.S. Alexander
                                             Title: Director


                                Credit Agreement

                                        TYLER TRADING, INC.


                                        By  /s/ David W. Nabors
                                            ------------------------------------
                                            Name:  David W. Nabors
                                            Title: Vice President


                                Credit Agreement

                                        KZH CRESCENT-2 LLC


                                        By  /s/ Peter Chin
                                            ------------------------------------
                                            Name:  Peter Chin
                                            Title: Authorized Agent


                                Credit Agreement

                                         KEMPER FLOATING RATE FUND


                                         By  /s/ Mark E. Wittnebel
                                             -----------------------------------
                                             Name:  Mark E. Wittnebel
                                             Title: S.V.P.


                                Credit Agreement

                                        PINEHURST TRADING, INC.


                                        By  /s/ Kelly C. Walker
                                            ------------------------------------
                                            Name:  Kelly C. Walker
                                            Title: Vice President


                                Credit Agreement

                                        SEQUILS I, LTD.
                                        By: TCW Advisors, Inc.
                                        as its Collateral Manager


                                        By  /s/ Mark L. Gold
                                            ------------------------------------
                                            Name:  Mark L. Gold
                                            Title: Managing Director


                                        By  /s/ Jonathan Berg
                                            ------------------------------------
                                            Name:  Jonathan Berg
                                            Title: Assistant Vice President


                                Credit Agreement

                                        KZH CRESCENT LLC


                                        By  /s/ Peter Chin
                                            ------------------------------------
                                            Name:  Peter Chin
                                            Title: Authorized Agent


                                Credit Agreement

                                            KZH CYPRESS TREE-1 LLC


                                            By  /s/ Peter Chin
                                                --------------------------------
                                                Name:  Peter Chin
                                                Title: Authorized Agent


                                Credit Agreement

                                  CYPRESSTREE INVESTMENT FUND LLC
                                  By: CypressTree Investment Management Company, Inc. its Managing Member



                                  By  /s/ Philip C. Robbins
                                      ------------------------------------------
                                      Name:  Philip C. Robbins
                                      itle:  Principal


                                Credit Agreement

                                 CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
                                 As: Attorney-in-Fact and on behalf of First
                                 Allmerica Financial Life Insurance Company as Portfolio Manager


                                 By  /s/ Philip C. Robbins
                                     -------------------------------------------
                                     Name:  Philip C. Robbins
                                     Title: Principal


                                Credit Agreement

                                        NORTH AMERICAN SENIOR FLOATING RATE
                                          FUND
                                        By: CypressTree Investment Management
                                        Company, Inc.
                                        as Portfolio Manager


                                        By  /s/ Philip C. Robbins
                                            ------------------------------------
                                            Name:  Philip C. Robbins
                                            Title: Principal


                                Credit Agreement

                                   CYPRESSTREE SENIOR FLOATING RATE FUND
                                   By: CypressTree Investment Management
                                   Company, Inc.
                                   as Portfolio Manager


                                   By  /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Name:  Philip C. Robbins
                                       Title: Principal


                                Credit Agreement

                                  Schedule 2.01



                                                 REVOLVING         TRANCHE A          TRANCHE B
                                                   CREDIT          TERM LOAN          TERM LOAN
            NAME OF INSTITUTION                 COMMITMENTS       COMMITMENTS        COMMITMENTS           TOTAL
--------------------------------------------- ----------------- ----------------- ------------------ ------------------

The Chase Manhattan Bank                        $  18,484,375     $  23,765,625    $  101,750,000      $  144,000,000

First Union National Bank                          17,500,000        22,500,000         2,000,000          42,000,000

Fleet National Bank                                17,500,000        22,500,000         2,000,000          42,000,000

First National Bank of Chicago                     17,500,000        22,500,000                --          40,000,000

ABN Amro Bank N.V.                                 10,937,500        14,062,500         2,000,000          27,000,000

Bank of Montreal, Chicago Branch                   10,937,500        14,062,500         2,000,000          27,000,000

Bankers Trust Company                              10,937,500        14,062,500         2,000,000          27,000,000

Compagnie Financiere de CIC et de                  10,937,500        14,062,500         2,000,000          27,000,000
  L'Union Europeene

Credit Lyonnais New York Branch                    10,937,500        14,062,500         2,000,000          27,000,000

Mitsubishi Trust & Banking Corporation             10,937,500        14,062,500         2,000,000          27,000,000

SunTrust Bank, Central Florida N.A.                10,937,500        14,062,500         2,000,000          27,000,000

Union Bank of California, N.A.                     10,937,500        14,062,500         2,000,000          27,000,000

The Bank of New York                               10,937,500        14,062,500                --          25,000,000

The Bank of Nova Scotia                            10,937,500        14,062,500                --          25,000,000

Dresdner Bank AG, New York and                     10,937,500        14,062,500                --          25,000,000
  Grand Cayman Branches

Bank Austria Creditanstalt                          8,859,375        11,390,625         2,000,000          22,250,000
  Corporate Finance, Inc.

Key Corporate Capital Inc.                          8,859,375        11,390,625         1,000,000          21,250,000

Bank of America, N.A.                               8,859,375        11,390,625                --          20,250,000

Banque Nationale de Paris,                          8,859,375        11,390,625                --          20,250,000
  New York Branch

CIBC Inc.                                           8,859,375        11,390,625                --          20,250,000

The Fuji Bank, Limited                              8,859,375        11,390,625                --          20,250,000

The Industrial Bank of Japan, Limited,              8,859,375        11,390,625                --          20,250,000
  New York Branch

Mellon Bank, N.A.                                   8,859,375        11,390,625                --          20,250,000

Mercantile Bank National Association                8,859,375        11,390,625                --          20,250,000

PNC Bank, National Association                      8,859,375        11,390,625                --          20,250,000

US Bank National Association                        8,859,375        11,390,625                --          20,250,000

Bayerische Hypo-und Vereinsbank AG                  6,562,500         8,437,500         1,000,000          16,000,000
  New York Branch

National City Bank                                  6,562,500         8,437,500         1,000,000          16,000,000

Allfirst Bank                                       6,562,500         8,437,500                --          15,000,000

Bank of Hawaii                                      6,562,500         8,437,500                --          15,000,000

The Dai-Ichi Kangyo Bank Ltd.                       6,562,500         8,437,500                --          15,000,000

Erste Bank der Oesterreichischen                    6,562,500         8,437,500                --          15,000,000
  Sparkassen

Michigan National Bank                              6,562,500         8,437,500                --          15,000,000

State Street Bank and Trust Company                 6,562,500         8,437,500                --          15,000,000

Firstrust Bank                                      4,375,000         5,625,000                --          10,000,000

Webster Bank                                        4,375,000         5,625,000                --          10,000,000





                        Schedule 2.01 to Credit Agreement



Franklin Floating Rate Trust                               --                --         6,000,000           6,000,000

Archimedes Funding, L.L.C.                                 --                --         5,000,000           5,000,000

Balanced High-Yield Fund II Ltd.                           --                --         5,000,000           5,000,000

General Electric Capital Corporation                       --                --         5,000,000           5,000,000

KZH - Soleil-2 LLC                                         --                --         5,000,000           5,000,000

Metropolitan Life Insurance Company                        --                --         5,000,000           5,000,000

PPM America, Inc.                                          --                --         5,000,000           5,000,000

SRF Trading, Inc.                                          --                --         5,000,000           5,000,000

Toronto Dominion (Texas), Inc.                             --                --         5,000,000           5,000,000

KZH Waterside LLC                                          --                --         4,000,000           4,000,000

Paribas Capital Funding LLC                                --                --         4,000,000           4,000,000

Tyler Trading, Inc.                                        --                --         4,000,000           4,000,000

KZH Crescent-2 LLC                                         --                --         2,500,000           2,500,000

Kemper Floating Rate Fund                                  --                --         2,000,000           2,000,000

Pinehurst Trading, Inc.                                    --                --         2,000,000           2,000,000

Sequils I, Ltd.                                            --                --         2,000,000           2,000,000

KZH Crescent LLC                                           --                --         1,500,000           1,500,000

KZH Cypress Tree-1 LLC                                     --                --         1,500,000           1,500,000

Cypresstree Investment Fund LLC                            --                --         1,000,000           1,000,000

Cypresstree Investment Management                          --                --         1,000,000           1,000,000
  Company, Inc.

North American Senior Floating Rate                        --                --         1,000,000           1,000,000
  Fund

Cypresstree Senior Floating Rate Fund                      --                --           750,000             750,000

                                                 ------------      ------------      ------------      --------------

  TOTAL FUND COMMITMENTS                         $350,000,000      $450,000,000      $200,000,000      $1,000,000,000



                        Schedule 2.01 to Credit Agreement

                                  Schedule 4.06

                                Disclosed Matters

Section 4.06(a).  None.

Section 4.06(b).  None.








                        Schedule 4.06 to Credit Agreement

                                  Schedule 4.11

                             Supplemental Disclosure

1. The Justice Department of the United States will require the divestiture of some of the assets of Chancellor incident to the closing of the Chancellor Acquisition. Negotiations are currently underway with representatives of the Justice Department to determine the specific areas of overlap of Chancellor assets with assets of Borrower and its Restricted Subsidiaries. It is unknown at this time the extent and value of the assets that might be subject to divestiture. The possible purchasers are also unknown.

2. Holdings is contemplating the issuance of the Senior Notes pursuant to the Holdings Indenture. The net proceeds of that offering are to be invested in Borrower and used by Borrower to prepay amounts due under the Amended and Restated Credit agreement between Borrower and The Chase Manhattan Bank, as Administrative Agent, dated July 16, 1998.







                        Schedule 4.11 to Credit Agreement

                                  Schedule 4.13

                          Material Agreements and Liens

                               Material Agreements


                                                                                                          PRINCIPAL
                                                                                                           BALANCES
                        DESCRIPTION                                 COLLATERAL                             4/30/99
                        -----------                                 ----------                           -----------

8% SERIES A UNSECURED SUBORDINATED DISCOUNT DEBENTURES DUE              NONE                          $   1,273,134
2001

8% UNSECURED SUBORDINATED NOTES DUE 2006                                NONE                             14,666,665

11% SENIOR SECURED NOTES DUE MAY 15, 2003 PURSUANT TO                   NONE                              1,172,000
INDENTURE DATED AS OF MAY 15, 1993

STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE                         NONE                            255,000,000
DATED AS OF SEPTEMBER 25, 1997
9.625% SENIOR SUBORDINATED NOTES DUE 2006

STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE                         NONE                            198,816,060
DATED AS OF SEPTEMBER 25, 1997
8.625% SENIOR SUBORDINATED NOTES DUE 2007 (NET OF
UNAMORTIZED DISCOUNT)

FIRST UNION NATIONAL BANK, AS TRUSTEE, DATED AUGUST 15,                 NONE                            103,949,000
1997,
9 1/4% SENIOR SUBORDINATED NOTES DUE 2007

THE CHASE MANHATTAN BANK AS ADMINISTRATIVE AGENT, CREDIT      EQUITY INTERESTS OF
AGREEMENT DATED JULY 16, 1998                                 CERTAIN RESTRICTED
         COMMITMENT                                           SUBSIDIARIES
         TERM FACILITY UTILIZATION                                                                      400,000,000
         REVOLVER UTILIZATION                                                                           150,000,000
         INCREMENTAL FACILITY UTILIZATION                                                                20,000,000
                                                                                                        100,000,000




                        Schedule 4.13 to Credit Agreement

AMENDED AND RESTATED
STOCK PURCHASE AGREEMENT
BY AND BETWEEN LAMAR MEDIA
CORP. (FORMERLY LAMAR
ADVERTISING COMPANY) AND
CHANCELLOR MEDIA OF LOS ANGELES
AND CHANCELLOR MEZZANINE
HOLDINGS CORPORATION, DATED AS
OF JUNE 12, 1999

AMENDED AND RESTATED VOTING
AGREEMENT BY AND BETWEEN LAMAR
MEDIA CORPORATION (FORMERLY
LAMAR ADVERTISING COMPANY),
CHANCELLOR MEDIA CORPORATION OF
LOS ANGELES, CHANCELLOR
MEZZANINE HOLDINGS CORPORATION,
AND REILLY FAMILY LIMITED
PARTNERSHIP, DATED AS OF JUNE 12,
1999

LIMITED WAIVER AND CONSENT BY
AND BETWEEN LAMAR ADVERTISING
COMPANY, LAMAR NEW HOLDING CO.,
CHANCELLOR MEZZANINE HOLDINGS
CORPORATION AND CHANCELLOR
MEDIA CORPORATION OF LOS
ANGELES, DATED AS OF JULY 19, 1999


                                      Liens

                               See Schedule 7.02.



                        Schedule 4.13 to Credit Agreement

                                  Schedule 4.14

                    Subsidiaries of Lamar Media Corp. ("LMC")


1.       Interstate Logos, Inc. ("ILI")
         (i)      Delaware
         (ii)     LMC and TLC
         (iii)    66 2/3% common stock (LMC)
                  33 1/3% common stock (TLC)
         (iv)     Restricted Subsidiary

2.       The Lamar Corporation ("TLC")
         (i)      Louisiana
         (ii)     LMC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

3.       Lamar Advertising of Mobile, Inc.
         (i)      Alabama
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

4.       Lamar Advertising of Colorado Springs, Inc.
         (i)      Colorado
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

5.       Lamar Advertising of South Mississippi, Inc.
         (i)      Mississippi
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary


                        Schedule 4.14 to Credit Agreement

6.       Lamar Advertising of Jackson, Inc.
         (i)      Mississippi
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

7.       Lamar Texas General Partner, Inc. ("TXGP")
         (i)      Louisiana
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

8.       Lamar Advertising of South Georgia, Inc.
         (i)      Georgia
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

9.       TLC Properties, Inc.
         (i)      Louisiana
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

10.      TLC Properties II, Inc.
         (i)      Texas
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

11.      Lamar Pensacola Transit, Inc.
         (i)      Florida
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary



                        Schedule 4.14 to Credit Agreement

12.      Lamar Advertising of Youngstown, Inc.
         (i)      Delaware
         (ii)     TLC
         (iii)    100% common
         (iv)     Restricted Subsidiary

13.      Nebraska Logos, Inc.
         (i)      Nebraska
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

14.      Oklahoma Logo Signs, Inc.
         (i)      Oklahoma
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

15.      Missouri Logos, Inc. ("MLI")
         (i)      Missouri
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

16.      Ohio Logos, Inc.
         (i)      Ohio
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

17.      Utah Logos, Inc.
         (i)      Utah
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary


                        Schedule 4.14 to Credit Agreement

18.      Texas Logos, Inc.
         (i)      Texas
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

19.      Mississippi Logos, Inc.
         (i)      Mississippi
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

20.      Georgia Logos, Inc.
         (i)      Georgia
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

21.      South Carolina Logos, Inc.
         (i)      South Carolina
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

22.      Virginia Logos, Inc.
         (i)      Virginia
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

23.      Minnesota Logos, Inc. ("MNLI")
         (i)      Minnesota
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary



                        Schedule 4.14 to Credit Agreement

24.      Michigan Logos, Inc.
         (i)      Michigan
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

25.      New Jersey Logos, Inc.
         (i)      New Jersey
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

26.      Florida Logos, Inc.
         (i)      Florida
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

27.      Kentucky Logos, Inc.
         (i)      Kentucky
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

28.      Nevada Logos, Inc.
         (i)      Nevada
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

29.      Tennessee Logos, Inc.
         (i)      Tennessee
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

                        Schedule 4.14 to Credit Agreement

30.      Kansas Logos, Inc.
         (i)      Kansas
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

31.      Colorado Logos, Inc.
         (i)      Colorado
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

32.      Lamar Advertising of Huntington-Bridgeport, Inc.
         (i)      West Virginia
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

33.      Lamar Advertising of Penn, Inc.
         (i)      Delaware
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

34.      Lamar Advertising of Missouri, Inc.
         (i)      Missouri
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

35.      Lamar Advertising of Michigan, Inc.
         (i)      Michigan
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary


                        Schedule 4.14 to Credit Agreement

36.      Lamar Electrical, Inc.
         (i)      Louisiana
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

37.      Lamar Advertising of South Dakota, Inc.
         (i)      South Dakota
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

38.      Lamar Advertising of West Virginia, Inc.
         (i)      West Virginia
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

39.      Lamar Advertising of Ashland, Inc.
         (i)      Kentucky
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

40.      American Signs, Inc.
         (i)      Washington
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

41.      Lamar OCI North Corporation
         (i)      Delaware
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary


                        Schedule 4.14 to Credit Agreement

42.      Lamar OCI South Corporation
         (i)      Mississippi
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

43.      Lamar Advertising of Greenville, Inc.
         (i)      Mississippi
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

44.      Lamar Robinson, Inc.
         (i)      Missouri
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

45.      Lamar Advertising of Kentucky, Inc.
         (i)      Kentucky
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

46.      Lamar Advertising of Roland, Inc.
         (i)      Tennessee
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary

47.      Missouri Logos, a Partnership
         (i)      Missouri
         (ii)     MLI and Missouri Logo Sign Company
         (iii)    66 2/3% of the general partnership interest (MLI)
                  33 1/3% of general partnership interest (Missouri Logo Sign Company)
         (iv)     Restricted Subsidiary







                        Schedule 4.14 to Credit Agreement

48.      Lamar Texas Limited Partnership
         (i)      Louisiana
         (ii)     TLC and TXGP
         (iii) 99% of the partnership interest and Limited Partner (TLC) 1% of the partnership interest and General Partner (TXGP)
         (iv)     Restricted Subsidiary

49.      Lamar Tennessee, L.L.C.
         (i)      Tennessee
         (ii)     TLC
         (iii)    100% of the equity interest (TLC)
         (iv)     Restricted Subsidiary

50.      Lamar Air, L.L.C.
         (i)      Louisiana
         (ii)     TLC and ILI
         (iii)    90% of the equity interest (TLC)
                  10% of the equity interest (ILI)
         (iv)     Restricted Subsidiary

51.      TLC Properties, L.L.C.
         (i)      Louisiana
         (ii)     TLC Properties, Inc.
         (iii)    100% membership interest
         (iv)     Restricted Subsidiary

52.      Canadian TODS Limited
         (i)      Nova Scotia, Canada
         (ii)     ILI
         (iii)    100% Common Stock
         (iv)     Restricted Subsidiary

53.      New Mexico Logos, Inc.
         (i)      New Mexico
         (ii)     ILI
         (iii)    100% common stock
         (iv)     Restricted Subsidiary


                        Schedule 4.14 to Credit Agreement

54.      Lamar Advertising of Joplin, Inc.
         (i)      Missouri
         (ii)     TLC
         (iii)    100% common stock
         (iv)     Restricted Subsidiary


INACTIVE SUBSIDIARIES

1.       Lamar PCS, Inc.
         (i)      Delaware
         (ii)     The Lamar Corporation
         (iii)    100% common stock
         (iv)     Inactive Subsidiary

2.       Lamar Advertising of California, Inc.
         (i)      Delaware
         (ii)     LMC
         (iii)    100% common stock
         (iv)     Inactive Subsidiary


SUBSIDIARIES TO BE ACQUIRED IN THE CHANCELLOR ACQUISITION

1.       Chancellor Media Outdoor Corporation
         (i)      Delaware
         (ii)     Chancellor Media Corporation of Los Angeles (Seller)
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary

2.       Chancellor Media Nevada Sign Corporation
         (i)      Delaware
         (ii)     Chancellor Media Outdoor Corporation
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary


                        Schedule 4.14 to Credit Agreement

3.       Chancellor Media MW Sign Corporation
         (i)      Delaware
         (ii)     Chancellor Media Outdoor Corporation
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary

4.       Chancellor Media Martin Corporation
         (i)      Delaware
         (ii)     Chancellor Media Outdoor Corporation
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary

5.       Western Poster Services, Inc.
         (i)      Texas
         (ii)     Chancellor Media Outdoor Corporation
                  William Pierce
                  Rachel Kitchens
         (iii)    73.4% of the common stock (Chancellor Media Outdoor
                  Corporation)
                  23.3% of the common stock (William Pierce)
                  3.3% of the common stock (Rachel Kitchens)
         (iv)     Anticipated Restricted Subsidiary

6.       Revolution Outdoor Advertising, Inc.
         (i)      Florida
         (ii)     Chancellor Media Outdoor Corporation
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary

7.       Chancellor Media Whiteco Outdoor Corporation
         (i)      Delaware
         (ii)     Chancellor Mezzanine Holdings Corporation
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary

8.       Triumph Outdoor Holdings, L.L.C.
         (i)      Delaware
         (ii)     Chancellor Media Outdoor Corporation
         (iii)    100% of the equity interest
         (iv)     Anticipated Restricted Subsidiary


                        Schedule 4.14 to Credit Agreement

9.       Martin Media, L.P.
         (i)      California
         (ii)     Chancellor Media Nevada Sign Corporation
                  Chancellor Media Outdoor Corporation
                  Chancellor Media MW Sign Corporation
                  Chancellor Media MW Sign Corporation
         (iii) 17.07% of the limited partnership interest (Chancellor Media Nevada Sign Corporation
                  81.36% of the limited partnership interest (Chancellor Media Outdoor Corporation
                  0.55% of general partnership interest (Chancellor Media MW Sign Corporation)
                  1.02% of the limited partnership interest (Chancellor Media MW Sign Corporation)
                  100% common stock
         (iv)     Anticipated Restricted Subsidiary

10.      Dowling Company Incorporated
         (i)      Virginia
         (ii)     Martin Media, L.P.
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary

11.      Lindsay Outdoor, Inc.
         (i)      California
         (ii)     Chancellor Media Martin Corporation
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary

12.      Scenic Outdoor Marketing & Consulting, Inc.
         (i)      California
         (ii)     Chancellor Media Martin Corporation
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary

13.      Hardin Development Corp.
         (i)      Florida
         (ii)     Revolution Outdoor Advertising, Inc.
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary


                        Schedule 4.14 to Credit Agreement

14.      Parsons Development Company
         (i)      Florida
         (ii)     Revolution Outdoor Advertising, Inc.
         (iii)    100% common stock
         (iv)     Anticipated Restricted Subsidiary

15.      Outdoor Promotions West, L.L.C.
         (i)      Delaware
         (ii)     Triumph Outdoor Holdings, L.L.C.
         (iii)    100% common of the equity interest
         (iv)     Anticipated Restricted Subsidiary

16.      Transit America Las Vegas, L.L.C.
         (i)      Delaware
         (ii)     Triumph Outdoor Holdings, L.L.C.
         (iii)    100% of the equity interest
         (iv)     Anticipated Restricted Subsidiary

17.      Triumph Outdoor Louisiana, LLC
         (i)      Delaware
         (ii)     Triumph Outdoor Holdings, L.L.C.
         (iii)    100% of the equity interest
         (iv)     Anticipated Restricted Subsidiary

18.      Triumph Outdoor Rhode Island, LLC
         (i)      Delaware
         (ii)     Triumph Outdoor Holdings, L.L.C.
         (iii)    100% of the equity interest
         (iv)     Anticipated Restricted Subsidiary



                        Schedule 4.14 to Credit Agreement

                                  Schedule 7.01

                              Existing Indebtedness


                                                                             PRINCIPAL
         DESCRIPTION                                                         BALANCES
         -----------                                                         4/30/99
         (By Maker and Holder)                                               --------

LAMAR ADVERTISING OF MOBILE, INC

         Small Business Administration                                   $        14,574
         Small Business Administration
                  Waller Acquisition                                             155,089
         E. B. Chester non-compete                                               351,822
         First Community Bank
                  Outdoor East Acquisition                                         5,740

THE LAMAR CORPORATION

         Roy Loup                                                                 15,864
         Woodlawn Land Company, Inc.                                             220,663
         Southeastern Displays, Inc.                                               6,977
         Allen Robichaux                                                         219,858
         T & L Management Outdoor Advertising, Inc.                              230,201
         Vann Outdoor Advertising                                                 75,275
         Danny and Ann Schnitzer                                                  50,000
         Imperial Outdoor Advertising                                          1,980,958

LAMAR TEXAS LIMITED PARTNERSHIP

         Small Business Administration                                            38,902
         Small Business Administration                                           192,959

TLC PROPERTIES, INC

         Nick Stamitoles                                                          24,881
         Nick Stamitoles                                                          25,678
         Peach Tree Realty                                                        64,424

                        Schedule 7.01 to Credit Agreement


                                                                             PRINCIPAL
         DESCRIPTION                                                         BALANCES
         -----------                                                         4/30/99
         (By Maker and Holder)                                               --------


LAMAR ADVERTISING OF JACKSON, INC

         Small Business Administration                                         22,430

LAMAR TENNESSEE LIMITED PARTNERSHIP II
         Witt Outdoor, Inc.                                                   100,000
         Dominion Signs, Incorporated                                         140,030

INTERSTATE LOGOS, INC
         Travelsigns Non-Competition Agreement                                168,750

LAMAR ADVERTISING OF MISSOURI, INC

                  David Odegard                                               300,000

LAMAR MEDIA CORP

         Jim Gilbeau                                                           26,197
         Cynthia L. Hill                                                       84,000
         Ronald W. Hill                                                       126,000
         First Interstate Bank
                  Northwest Acquisition                                       172,716
         Walz Marketing, Inc.                                                 537,522
         Scott Butterfield - Northwest Acquisition                            100,000
         Willard T. Shelton                                                   300,000
         Brentwood Development                                                766,375
         Esplanade, L.L.C                                                      75,257
         Travelers Property Casualty Insurance Company                        251,963

         8% Series A Unsecured                                              1,273,134
         Subordinated Discount
         Debentures Due 2001


                        Schedule 7.01 to Credit Agreement


                                                                             PRINCIPAL
         DESCRIPTION                                                         BALANCES
         -----------                                                         4/30/99
         (By Maker and Holder)                                               --------


8% Unsecured Subordinated Notes                                           14,666,665
Due 2006

11% Senior Secured Notes Due May                                           1,172,000
15, 2003 Pursuant to Indenture
Dated As of May 15, 1993

State Street Bank and Trust                                              255,000,000
Company, As Trustee
Dated As Of September 25, 1997
9.625% Senior Subordinated Notes
Due 2006

State Street Bank and Trust                                              198,816,060
Company, As Trustee
Dated As Of September 25, 1997
8.625% Senior Subordinated Notes
Due 2007 (Net Of Unamortized Discount)

First Union National Bank, As                                            103,949,000
Trustee, Dated August 15, 1997
9 1/4% Senior Subordinated Notes
Due 2007

The Chase Manhattan Bank As
Administrative Agent, Credit Agreement
Dated July 16, 1998
         Commitment $400,000,000
         Term Facility Utilization                                       150,000,000
         Revolver Utilization                                             20,000,000
         Incremental Facility Utilization                                100,000,000

                        Schedule 7.01 to Credit Agreement


                                                                             PRINCIPAL
         DESCRIPTION                                                         BALANCES
         -----------                                                         4/30/99
         (By Maker and Holder)                                               --------


LAMAR ADVERTISING OF PENN, INC

         D. C. Nokes, Jr                                                   1,600,000

LAMAR ADVERTISING OF WEST VIRGINIA, INC

         Tom Susman                                                           76,000
         Carol Susman                                                          4.000


                        Schedule 7.01 to Credit Agreement

                              Schedule 7.03(a)(iii)

                               Existing Guarantees


          ITEM                                        DESCRIPTION
          ----                                        -----------

Leases and Advertising Contracts             Site and Operating Leases and
                                             Advertising Sales Contracts
                                             executed by the Company and its
                                             Subsidiaries in the ordinary course
                                             of its operations of former
                                             Subsidiaries and former Affiliates.




                        Schedule 7.03 to Credit Agreement

                                  Schedule 7.07

                     Certain Existing Affiliate Transactions


         Sign Acquisition Corporation acquired all of the issued and outstanding stock of Interstate Highway Sign Corp., which company makes aluminum sign faces purchased by Subsidiaries of Interstate Logos, Inc., a Subsidiary of Borrower. Seventy-six and 8/10ths (76.8%) percent of the stock of Sign Acquisition Corporation is held by Kevin P. Reilly, Jr. as voting trustee. Kevin P. Reilly, Jr. is the general partner of the Reilly Family Limited Partnership, which partnership owns voting control of Holdings. Holdings owns all of the issued and outstanding stock of Borrower.





                        Schedule 7.08 to Credit Agreement

                                  Schedule 7.08

                              Existing Restrictions


1. Restrictions contained in the Missouri Logos, a General Partnership, Partnership Agreement.


2.       Restrictions contained in Small Business Administration Loan Documents.





                       Schedule 7.08 to Credit Agreement